UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23713

(Investment Company Act File Number)

RiverNorth Managed Duration Municipal Income Fund II, Inc.

(Exact Name of Registrant as Specified in Charter)

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Address of Principal Executive Offices)

Marcus L. Collins, Esq.

RiverNorth Capital Management, LLC

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

(Name and Address of Agent for Service)

(312) 832-1440

(Registrant’s Telephone Number)

Date of Fiscal Year End: June 30

Date of Reporting Period: June 30, 2022

Item 1.	Reports to Stockholders.

(a)

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH®

6.30.2022

Annual Report

RIVERNORTH MANAGED DURATION MUNICIPAL INCOME FUND II, INC. (RMMZ)

RN

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Table of Contents

Shareholder Letter	2
Performance Overview	4
Schedule of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Statement of Cash Flows	17
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	35
Dividend Reinvestment Plan	36
Summary of Updated Information Regarding the Fund	38
Directors and Officers	61
Additional Information	68
Consideration and Approval of Advisory and Sub-Advisory Agreements	69

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Shareholder Letter	June 30, 2022 (Unaudited)

Dear Fellow Shareholders,

Last year, we started off one of our shareholder letters with the following sentence: “The economic environment in the U.S. has changed meaningfully relative to a year ago.” Those words were written as the global economy was sharply rebounding from the depths of the COVID-19 pandemic. For different reasons, those words ring true again as we pen this year’s annual letter.

Inflation is running at levels we haven’t seen in decades. Interest rates are ratcheting up accordingly. The Federal Reserve (“Fed”) is aggressively hiking short term rates to slow the pace of rising prices while implementing its plan to reduce the size of its balance sheet which had grown by several trillion dollars while fighting the economic effects of the pandemic.

While financial pundits debate the probability of aggressive Fed monetary policy throwing the U.S. economy into a recession, higher long-term rates have thrown some cold water on the red-hot U.S. residential real estate market.

Add geopolitical uncertainty to the mix, mainly from the Russian invasion of Ukraine, and it’s no surprise that broad based equity and fixed income asset classes have experienced steep losses over the past several months. Many fixed income indices have experienced the worst start to a calendar year ever. A common theme surrounding recent market performance has been, “no place to hide,” as assets across the risk spectrum have experienced significant volatility.

Against that backdrop, we successfully launched the RiverNorth Managed Duration Municipal Income Fund II, Inc. (RMMZ or the “Fund”) in February 2022. Similar to our experience in launching a fund during the early stages of the pandemic, we believe February 2022 will go down as a challenging time to market a new municipal closed-end fund (“CEF”), but an opportune time to put fresh capital to work.

RiverNorth’s investment strategies have historically benefitted from volatility. We believe the asset classes we specialize in, including CEFs, tend to be under-followed, less-liquid, and misunderstood by the general investing public. Our view is that those characteristics, combined with volatility, may create opportunities to add value through our trading strategies. After reaching fully valued levels last summer, we are seeing attractive discounts again in CEFs, particularly in the municipal space.

Combined with our efforts to grow the Fund's net asset value (“NAV”) through prudent and opportunistic portfolio management, RiverNorth utilizes its 18+ years of experience in researching and trading CEFs to design the structure of our listed CEFs. To that end, our objective is to set a level distribution policy that may appeal to investors. We also utilize our CEF capital markets experience as we strive to optimize the Fund’s use of leverage, especially considering the interest rate volatility mentioned at the top of this letter.

2	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Shareholder Letter	June 30, 2022 (Unaudited)

We’d also like to emphasize the strong relationship we’ve been building with the well-accomplished MacKay Shields LLC (“MacKay”). We believe MacKay’s bottom-up, active, relative value strategy acts as the ideal complement to RiverNorth’s tactical CEF trading strategy. Overall, we remain optimistic about the Fund’s portfolio and prospects looking forward, especially relative to other fixed income asset classes.

We are pleased to provide you with the following 2022 Annual Report.

Please visit www.rivernorth.com for additional information.

We thank you for your investment and trust in managing your assets.

Respectfully,

RiverNorth Capital Management, LLC

Opinions and estimates offered constitute our judgement and are subject to change.

Annual Report | June 30, 2022	3

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Performance Overview	June 30, 2022 (Unaudited)

WHAT IS THE FUND’S INVESTMENT STRATEGY?

The RiverNorth Managed Duration Municipal Income Fund II, Inc. (the “Fund”) seeks to provide current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax) with a secondary objective of total return.

The Fund’s Managed Assets (as defined in Note 2, below) are allocated among two principal strategies: Tactical Municipal Closed-End Fund (CEF) Strategy managed by RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”), and Municipal Bond Income Strategy managed by MacKay.

RiverNorth determines the portion of the Fund's assets to allocate to each strategy and may, from time to time, adjust the allocations. The Fund may allocate between 25% to 65% of its Managed Assets to the Tactical Municipal CEF Strategy and 35% to 75% of its Managed Assets to the Municipal Bond Income Strategy.

The Tactical Municipal CEF Strategy typically invests in municipal CEFs and exchange-traded funds (“ETFs”) and other investment companies seeking to derive value from the discount and premium spreads associated with CEFs. The Municipal Bond Income Strategy primarily invests in municipal debt securities of any credit quality, including securities that are rated below investment grade. RiverNorth and MacKay may use various techniques to manage the duration of the Fund's portfolio in an attempt to mitigate the risks associated with changes in interest rates. Under normal market conditions, the Fund will seek to maintain a weighted average effective duration on Managed Assets of +/- 3 years relative to the Bloomberg U.S. Municipal Bond Index.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK DURING THE PERIOD?

PERFORMANCE as of June 30, 2022

	Cumulative		Annualized
TOTAL RETURN(1)	1 Month	3 Month	Since Inception(2)(3)
RiverNorth Managed Duration Municipal Income Fund II, Inc. – NAV(4)	-5.16%	-7.57%	-9.72%
RiverNorth Managed Duration Municipal Income Fund II, Inc. – Market(5)	-5.61%	-14.67%	-17.25%
Bloomberg U.S. Municipal Bond Index(6)	-1.64%	-2.94%	-6.39%

(1)	Total returns assume reinvestment of all distributions.
(2)	Annualized.
(3)	The Fund commenced operations on February 11, 2022.
(4)	Performance returns are net of management fees and other Fund expenses.
(5)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.
(6)	The Bloomberg U.S. Municipal Bond Index covers the US Dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

The total annual expense ratio as a percentage of net assets attributable to common shares as of June 30, 2022 is 2.12% (excluding interest expense on loan payable and short term floating rate obligations). Including interest expense on loan payable and short term floating rate obligations, the expense ratio is 2.80%.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling 844.569.4750. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

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RiverNorth Managed Duration Municipal Income Fund II, Inc.

Performance Overview	June 30, 2022 (Unaudited)

WHAT CONTRIBUTING FACTORS WERE RESPONSIBLE FOR THE FUND’S RELATIVE PERFORMANCE DURING THE PERIOD?

RiverNorth Tactical Municipal Closed-End Fund Strategy

The Fund successfully launched in February 2022 in the throes of the fixed income and CEF market volatility that was gripping the market.

Since inception, the sleeve’s exposure to the underlying net asset values (NAVs) of CEFs was the largest detractor from returns. Exposure to CEF discounts contributed a small positive return since inception. The Fund’s Treasury futures hedge also contributed positively to performance.

MacKay Municipal Bond Income Strategy

The AAA municipal yield curve rose between 80-120 basis points across the curve from February through June 2022. The majority of this rate increase was isolated towards the end of the reporting period from March to June 2022. The municipal market performance came under significant pressure during this period on the higher interest rate environment and significant mutual fund outflows. Municipal-to-Treasury ratios widened significantly from the near historically tight levels last calendar year at 5-year 56.3%, 10-year 68.7%, and 30-year 72.4% and finished the period at 74%, 91.6% and 102% respectively. The fund began investing in late February and focused on a mix of higher quality 4% coupons as well as 5% coupons with single A-credit quality as these bonds represented the best relative value. In the latter half of the reporting period ended June 30, 2022 the Fund initiated tax loss swaps in order to sell lower yielding holdings and resetting book yields at these more attractive absolute and relative levels. In addition, the Fund improved the structure of its holdings by selling some lower 4% coupon bonds and replacing them with 5%+ premium coupons. In the second half of the reporting period the Fund’s U.S. Treasury futures hedge significantly aided the relative performance of the Fund. The Fund’s overweight exposure to the Special Tax and Local General Obligation sectors weighed on relative performance for the reporting period ended June 30, 2022; however credit selection in the Electric sector partially offset this underperformance. Exposure to credits on the longer end of the municipal curve, mainly 20-25 years represented the largest absolute and relative drag on results.

HOW WAS THE FUND POSITIONED AT THE END OF THE PERIOD?

The Fund allocated 39% of Managed Assets to the RiverNorth Tactical Municipal CEF strategy and 61% to the MacKay Municipal Bond Income Strategy. The credit quality distribution was 92% investment grade, 6% not rated and 2% high yield.

DEFINITIONS:

The Bloomberg U.S. Municipal Bond Index is an unmanaged index made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index cannot be invested in directly and does not reflect fees and expenses.

Annual Report | June 30, 2022	5

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Performance Overview	June 30, 2022 (Unaudited)

U.S. Treasury Bond Futures are standardized contracts for the purchase and sale of U.S. government notes or bonds for future delivery. Bond futures are financial derivatives that obligate the contract holder to purchase or sell a bond on a specified date at a predetermined price. The bond futures contract is used for hedging, speculating, or arbitrage purposes. Hedging is a form of investing in products that provide protection to holdings.

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”).

A yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity.

An “AAA” municipal yield curve is derived from market estimates of yields for bonds with the highest ratings levels in the municipal market.

Basis Point (bps) is a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.

A tax loss swap is a strategy that involves selling one investment with capital losses and replacing it with a similar, but not identical, investment.

A coupon or coupon payment is the annual interest rate paid on a bond, expressed as a percentage of the face value and paid from issue date until maturity.

A General Obligation bond is a municipal bond backed solely by the credit and taxing power of the issuing jurisdiction rather than the revenue from a given project.

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RiverNorth Managed Duration Municipal Income Fund II, Inc.

Performance Overview	June 30, 2022 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the closing market price (NYSE: RMMZ) of $20.00 on February 11, 2022 (commencement of operations) and tracking its progress through June 30, 2022.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

TOP TEN HOLDINGS* as of June 30, 2022

% of Net Assets
Nuveen AMT-Free Quality Municipal Income Fund	7.38%
Nuveen Quality Municipal Income Fund	5.32%
Nuveen New York AMT-Free Quality Municipal Income Fund	4.28%
Nuveen Municipal Value Fund, Inc.	3.89%
Invesco Municipal Opportunity Trust	3.73%
Holly Area School District	3.72%
BlackRock MuniYield Fund, Inc.	2.92%
Invesco Municipal Trust	2.86%
BlackRock Municipal Income Fund, Inc.	2.53%
Tender Option Bond Trust Receipts/Certificates	2.18%
38.81%

*	Holdings are subject to change and exclude short-term investments.

Annual Report | June 30, 2022	7

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Performance Overview	June 30, 2022 (Unaudited)

ASSET ALLOCATION as of June 30, 2022^

^	Holdings are subject to change.
Percentages are based on total investments of the Fund and do not include derivatives.

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RiverNorth Managed Duration Municipal Income Fund II, Inc.

Schedule of Investments	June 30, 2022

Shares/Description		Value
CLOSED-END FUNDS (58.94%)
132,565	AllianceBernstein National Municipal Income Fund, Inc.	$1,533,777
20,177	BlackRock Municipal 2030 Target Term Trust	446,921
316,657	BlackRock Municipal Income Fund, Inc.	3,771,385
4,486	BlackRock Municipal Income Quality Trust	55,582
66,932	BlackRock Municipal Income Trust II	739,599
37,444	BlackRock MuniHoldings California Quality Fund, Inc.	448,205
241,524	BlackRock MuniHoldings Fund, Inc.	3,064,940
391,003	BlackRock MuniYield Fund, Inc.	4,355,773
49,602	BlackRock MuniYield Quality Fund II, Inc.	568,439
59,591	BlackRock MuniYield Quality Fund III, Inc.	694,831
230,873	BNY Mellon Strategic Municipals, Inc.	1,519,144
217,193	DTF Tax-Free Income 2028 Term Fund, Inc.	2,571,565
74,587	DWS Strategic Municipal Income Trust	680,233
30,610	Eaton Vance Municipal Bond Fund	327,527
49,029	Federated Hermes Premier Municipal Income Fund	542,261
538,765	Invesco Municipal Opportunity Trust	5,565,442
419,035	Invesco Municipal Trust	4,257,396
40,540	Invesco Pennsylvania Value Municipal Income Trust	424,048
110,685	Invesco Quality Municipal Income Trust	1,130,094
147,924	Invesco Trust for Investment Grade Municipals	1,557,640
78,415	Invesco Trust for Investment Grade New York Municipals	844,530
22,248	iShares National Muni Bond ETF	2,366,297
111,413	Nuveen AMT-Free Municipal Value Fund	1,576,494
936,416	Nuveen AMT-Free Quality Municipal Income Fund	11,002,888
66,050	Nuveen California Municipal Value Fund	576,617
245,936	Nuveen California Quality Municipal Income Fund	3,032,391
250,930	Nuveen Dividend Advantage Municipal Fund 3	3,151,681
191,620	Nuveen Dynamic Municipal Opportunities Fund	2,130,814
20,324	Nuveen Georgia Quality Municipal Income Fund	217,467
32,018	Nuveen Intermediate Duration Municipal Term Fund	416,234
933	Nuveen Intermediate Duration Quality Municipal Term Fund	11,868
650,019	Nuveen Municipal Value Fund, Inc.	5,804,670
576,982	Nuveen New York AMT-Free Quality Municipal Income Fund	6,375,651
40,515	Nuveen Ohio Quality Municipal Income Fund	513,325
635,679	Nuveen Quality Municipal Income Fund	7,926,916
171,277	Nuveen Select Tax-Free Income Portfolio	2,344,782
30,308	PIMCO California Municipal Income Fund III	250,344
2,235	PIMCO Municipal Income Fund	25,747
60,282	PIMCO New York Municipal Income Fund	552,183
134,622	PIMCO New York Municipal Income Fund II	1,176,596
23,621	Pioneer Municipal High Income Advantage Fund, Inc.	206,211
280,436	Western Asset Managed Municipals Fund, Inc.	2,964,209

See Notes to Financial Statements.

Annual Report | June 30, 2022	9

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Schedule of Investments	June 30, 2022

Shares/Description		Value
CLOSED-END FUNDS (continued)
10,270	Western Asset Municipal Partners Fund, Inc.	$128,478

TOTAL CLOSED-END FUNDS
(Cost $96,849,879)		87,851,195

Principal Amount/Description		Rate	Maturity	Value
MUNICIPAL BONDS (95.28%)
Alabama (1.78%)
$2,500,000	Southeast Energy Authority A Cooperative District, Revenue Bonds	5.00%	05/01/53	$2,645,964

California (11.91%)
3,000,000	Regents of the University of California Medical Center Pooled Revenue, Revenue Bonds(a)	5.00%	05/15/47	3,257,987
4,500,000	Sacramento City Unified School District, General Obligation Unlimited Bonds(a)	5.50%	08/01/47	5,032,048
7,000,000	San Francisco Bay Area Rapid Transit District, General Obligation Unlimited Bonds(a)	5.25%	08/01/47	7,953,182
1,450,000	San Francisco City & County Airport Comm-San Francisco International Airport, Revenue Bonds(a)	5.00%	05/01/46	1,496,414
				17,739,631
Colorado (9.16%)
2,500,000	City & County of Denver Co. Airport System Revenue, Revenue Bonds(a)	4.00%	12/01/43	2,378,222
10,000,000	Denver City & County School District No 1, General Obligation Unlimited Bonds(a)	5.00%	12/01/45	11,256,260
				13,634,482
Florida (8.88%)
5,000,000	County of Broward FL Tourist Development Tax Revenue, Revenue Bonds(a)	4.00%	09/01/47	4,938,779
5,000,000	School District of Broward County, General Obligation Unlimited Bonds(a)	5.00%	07/01/51	5,606,677

See Notes to Financial Statements.

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RiverNorth Managed Duration Municipal Income Fund II, Inc.

Schedule of Investments	June 30, 2022

Principal Amount/Description		Rate	Maturity	Value
Florida (continued)
$2,850,000	South Broward Hospital District, Revenue Bonds(a)	4.00%	05/01/48	$2,699,950
				13,245,406
Hawaii (3.49%)
5,000,000	State of Hawaii Airports System Revenue, Revenue Bonds(a)	5.00%	07/01/48	5,196,226

Illinois (12.49%)
10,000,000	City of Chicago IL, General Obligation Unlimited Bonds(a)	5.00%	01/01/34	10,382,178
8,000,000	State of Illinois, General Obligation Unlimited Bonds(a)	5.00%	03/01/46	8,220,129
				18,602,307
Indiana (3.47%)
4,250,000	Greater Clark Building Corp., Revenue Bonds(a)	6.00%	01/15/42	5,178,961

Maryland (3.32%)
5,000,000	Maryland Stadium Authority Built to Learn Revenue, Revenue Bonds(a)	4.00%	06/01/41	4,944,089

Massachusetts (5.53%)
2,000,000	Massachusetts Development Finance Agency, Revenue Bonds(a)	5.00%	03/01/44	2,043,859
6,000,000	Massachusetts Port Authority, Revenue Bonds(a)	5.00%	07/01/43	6,216,518
				8,260,377
Michigan (3.72%)
5,000,000	Holly Area School District, General Obligation Unlimited Bonds	5.25%	05/01/52	5,550,747

Nevada (5.32%)
2,000,000	County of Clark NV, Revenue Bonds(a)	4.00%	07/01/40	2,005,062
6,000,000	Las Vegas Convention & Visitors Authority, Revenue Bonds(a)	4.00%	07/01/49	5,929,256
				7,934,318
New York (3.71%)
5,000,000	Port Authority of New York & New Jersey, Revenue Bonds(a)	5.50%	08/01/52	5,525,186

See Notes to Financial Statements.

Annual Report | June 30, 2022	11

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Schedule of Investments	June 30, 2022

Principal Amount/Description		Rate	Maturity	Value
North Carolina (3.66%)
$5,000,000	Greater Asheville Regional Airport Authority, Revenue Bonds(a)	5.50%	07/01/52	$5,457,875

Ohio (2.15%)
3,000,000	Cleveland-Cuyahoga County Port Authority, Revenue Bonds(a)	5.50%	08/01/47	3,203,428

Oregon (4.26%)
6,000,000	Port of Portland OR Airport Revenue, Revenue Bonds(a)	5.00%	07/01/45	6,361,033

Tennessee (3.56%)
5,000,000	TN ENERGY ACQ CORP-A TN 5 05/01/2052(a)	5.00%	05/01/52	5,305,914

Texas (4.93%)
4,000,000	City of Georgetown TX Utility System Revenue, Revenue Bonds(a)	5.25%	08/15/52	4,462,789
3,000,000	Greater Texoma Utility Authority, Revenue Bonds	4.00%	10/01/47	2,898,595
				7,361,384
Utah (1.39%)
1,855,000	Intermountain Power Agency, Revenue Bonds(a)	5.00%	07/01/43	2,066,210

Virgin Islands (0.80%)
235,000	Matching Fund Special Purpose Securitization Corp., Revenue Bonds	5.00%	10/01/30	242,036
235,000	Matching Fund Special Purpose Securitization Corp., Revenue Bonds	5.00%	10/01/32	241,836
705,000	Matching Fund Special Purpose Securitization Corp., Revenue Bonds	5.00%	10/01/39	712,325
				1,196,197

See Notes to Financial Statements.

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RiverNorth Managed Duration Municipal Income Fund II, Inc.

Schedule of Investments	June 30, 2022

Principal Amount/Description		Rate	Maturity	Value
West Virginia (1.75%)
$2,795,000	West Virginia Hospital Finance Authority, Revenue Bonds	4.00%	06/01/51	$2,605,774

TOTAL MUNICIPAL BONDS
(Cost $145,921,958)				142,015,509

Shares/Description		Value
SHORT-TERM INVESTMENTS (3.03%)
4,517,566	BlackRock Liquidity Funds MuniCash (7 Day Yield 0.72%)	$4,517,566

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,516,720)		4,517,566

TOTAL INVESTMENTS (157.25%)
(Cost $247,288,557)		$234,384,270

Floating Rate Note Obligations (-62.55%)(b)		(93,235,000)
Other Assets In Excess Of Liabilities (5.30%)		7,905,772
NET ASSETS (100.00%)		$149,055,042

(a)	All or portion of the principal amount transferred to a Tender Option Bond ("TOB") Issuer in exchange for TOB Residuals and cash.

(b)	Face value of Floating Rate Notes issued in TOB transactions.

Futures Contracts Sold:

Description	Contracts (Short)	Expiration Date	Notional Value	Value and Unrealized Appreciation
US 10-Yr U.S. Treasury
Note Futures	(700)	September 2022	$82,971,875	$976,320
US Long Bond Future	(285)	September 2022	39,508,125	476,283
			$122,480,000	$1,452,603

See Notes to Financial Statements.

Annual Report | June 30, 2022	13

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Statement of Assets and Liabilities	June 30, 2022

ASSETS:
Investments in securities:
At cost	$247,288,557
At value	$234,384,270

Cash	6,674,049
Deposit with broker for futures contracts	2,343,000
Receivable for investments sold	21,406,031
Interest receivable	1,427,322
Dividends receivable	284,093
Total Assets	266,518,765

LIABILITIES:
Payable for Floating Rate Note Obligations	93,235,000
Payable for interest expense and fees on Floating Rate Note Obligations	163,767
Variation margin payable	1,191,871
Payable for investments purchased	22,553,173
Payable to Adviser	279,368
Other payables	40,544
Total Liabilities	117,463,723
Net Assets	$149,055,042

NET ASSETS CONSIST OF:
Paid-in capital	$167,059,840
Total distributable earnings	(18,004,798)
Net Assets	$149,055,042

PRICING OF SHARES:
Net Assets	$149,055,042
Shares of common stock outstanding (50,000,000 of shares authorized, at $0.0001 par value per share)	8,455,000
Net asset value per share	$17.63

See Notes to Financial Statements.

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RiverNorth Managed Duration Municipal Income Fund II, Inc.

Statement of Operations	For the Period February 11 2022 (Commencement of Operations) to June 30, 2022

INVESTMENT INCOME:
Interest	$1,068,761
Dividends	1,486,439
Total Investment Income	2,555,200

EXPENSES:
Investment Adviser fee	1,261,411
Interest expense and fees on Floating Rate Note Obligations	413,387
Legal expenses	15,151
Total Expenses	1,689,949
Net Investment Income	865,251

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	(12,630,139)
Futures	6,674,818
Net realized loss	(5,955,321)
Net change in unrealized appreciation/depreciation on:
Investments	(12,904,287)
Futures	1,452,603
Net change in unrealized appreciation/depreciation	(11,451,684)
Net Realized and Unrealized Loss on Investments and Futures Contracts	(17,407,005)
Net Decrease in Net Assets Resulting from Operations	$(16,541,754)

See Notes to Financial Statements.

Annual Report | June 30, 2022	15

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Statement of Changes in Net Assets

For the Period February 11, 2022 (Commencement of Operations) to June 30, 2022
NET DECREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$865,251
Net realized loss	(5,955,321)
Net change in unrealized appreciation/depreciation	(11,451,684)
Net decrease in net assets resulting from operations	(16,541,754)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,360,602)
From tax return of capital	(2,142,602)
Net decrease in net assets from distributions to shareholders	(3,503,204)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	169,000,000
Net increase in net assets from capital share transactions	169,000,000

Net Increase in Net Assets	148,955,042

NET ASSETS:
Beginning of period	100,000
End of period	$149,055,042

OTHER INFORMATION:
Share Transactions:
Shares outstanding- beginning of period	5,000
Shares sold	8,450,000
Shares outstanding - end of period	8,455,000

See Notes to Financial Statements.

16	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Statement of Cash Flows	For the Period February 11 2022 (Commencement of Operations) to June 30, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(16,541,754)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(684,751,024)
Proceeds from disposition on investment securities	430,353,976
Amortization of premium and accretion of discount on investments, net	242,401
Net purchases of short-term investment securities	(4,516,907)
Net realized (gain)/loss on:
Investments	12,630,139
Net change in unrealized appreciation/depreciation on:
Investments	12,904,287
(Increase)/Decrease in assets:
Interest receivable	(1,427,322)
Dividends receivable	(284,093)
Increase/(Decrease) in liabilities:
Variation margin payable on futures contracts	1,191,871
Payable for interest expense and fees on Floating Rate Note Obligations	163,767
Payable to Adviser	279,368
Other payables	40,544
Net cash used in operating activities	$(249,714,747)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from floating rate note obligations	$166,955,000
Net payments on floating rate note obligations	(73,720,000)
Proceeds from sale of capital shares	169,000,000
Cash distributions paid to common shareholders	(3,503,204)
Net cash provided by financing activities	$258,731,796

Net increase in cash and restricted cash	$9,017,049
Cash and restricted cash, beginning of period	$–
Cash and restricted cash, end of period	$9,017,049

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense and fees on floating rate note obligations	$249,620

Reconciliation of restricted and unrestricted cash at the end of the period to the statement of assets and liabilities:
Cash	$6,674,049
Deposit with broker for futures contracts	$2,343,000

See Notes to Financial Statements.

Annual Report | June 30, 2022	17

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Financial Highlights	For a share outstanding throughout the periods presented

	For the Period February 11, 2022 (Commencement of Operations) to June 30, 2022
Net asset value - beginning of period	$20.00
Income/(loss) from investment operations:
Net investment income(a)	0.10
Net realized and unrealized loss	(2.05)
Total loss from investment operations	(1.95)
Less distributions:
From net investment income	(0.17)
From tax return of capital	(0.25)
Total distributions	(0.42)
Net decrease in net asset value	(2.37)
Net asset value - end of period	$17.63
Market price - end of period	$16.16
Total Return(b)	(9.72	%)(c)
Total Return - Market Price(b)	(17.25	%)(c)
Supplemental Data:
Net assets, end of period (in thousands)	$149,055
Ratios to Average Net Assets (including interest on short term floating rate obligations)(d)
Ratio of expenses to average net assets	2.80	%(e)(f)
Ratio of net investment income to average net assets	1.43	%(e)(f)
Ratios to Average Net Assets (excluding interest on short term floating rate obligations)
Ratio of expenses to average net assets	2.12	%(e)(f)
Ratio of net investment income to average net assets	2.11	%(e)(f)
Portfolio turnover rate	205	%(c)
Payable for floating rate obligations (in thousands)	$93,235
Asset coverage per $1,000 of floating rate obligations payable(g)	2,600

(a)	Calculated using average shares throughout the period.
(b)	Total investment return is calculated assuming a purchase of common shares at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Periods less than one year are not annualized.
(c)	Not annualized.
(d)	Interest expense relates to interest expense on loan payable and the cost of tender option bond transactions (See Note 2).
(e)	Annualized.
(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

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RiverNorth Managed Duration Municipal Income Fund II, Inc.

Financial Highlights	For a share outstanding throughout the periods presented

(g)	Calculated by subtracting the Fund's total liabilities (excluding the debt balance and accumulated unpaid interest) from the Fund's total assets and dividing by the outstanding debt balance.

See Notes to Financial Statements.

Annual Report | June 30, 2022	19

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Notes to Financial Statements	June 30, 2022

1. ORGANIZATION

RiverNorth Managed Duration Municipal Income Fund II, Inc. (the “Fund”) was organized as a Maryland corporation on June 23, 2021 pursuant to its Articles of Incorporation, which were amended and restated on January 12, 2022 (“Articles of Incorporation”). The Fund commenced operations on February 11, 2022 and had no operations until that date other than those related to organizational matters and the registration of its shares under applicable securities laws.

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Articles of Incorporation permit the Board of Directors (the “Board” or “Directors”) to authorize and issue fifty million shares of common stock with $0.0001 par value per share. The Fund is considered an investment company and therefore follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946 – Investment Companies.

The Fund will terminate on or before February 16, 2037; provided, that if the Board believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date once for up to one year, and once for an additional six months. The Fund may be converted to an open-end investment company at any time if approved by the Board and the shareholders. Within twelve months prior to the termination date, the Fund may conduct a tender offer to purchase 100% of the then outstanding shares. Following the completion of the tender offer, the Fund must have at least $100 million of net assets. The Board may then eliminate the termination date and convert the Fund to a perpetual structure upon the affirmative vote of a majority of the Board.

The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”) and the Fund’s sub-adviser is MacKay Shields, LLC (the "Sub-Adviser"). The Fund’s primary investment objective is to seek current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund’s secondary investment objective is total return.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The financial statements are prepared in accordance with U.S. GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on June 30, 2022.

The Fund invests in closed-end funds, each of which has its own investment risks. Those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one closed end fund than in another, the Fund will have greater exposure to the risks of that closed end fund.

20	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Notes to Financial Statements	June 30, 2022

Security Valuation: The Fund’s investments are generally valued at their fair value using market quotations. If a market value quotation is unavailable a security may be valued at its estimated fair value as described in Note 3.

Security Transactions and Investment Income: The Fund follows industry practice and records securities transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date, and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method over the life of the respective securities.

Federal Income Taxes: The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRC"). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its “net capital gain”. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

As of and during the period from February 11, 2022 (commencement of operations) to June 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses on the Statement of Operations. During the period from February 11, 2022 (commencement of operations) to June 30, 2022, the Fund did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are paid monthly and determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset value ("NAV") per share of the Fund.

Annual Report | June 30, 2022	21

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Notes to Financial Statements	June 30, 2022

The Fund maintains a level distribution policy. The Fund distributes to common shareholders regular monthly cash distributions of its net investment income. In addition, the Fund distributes its net realized capital gains, if any, at least annually.

At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return of capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a common shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a common shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets.

The Board approved the implementation of the level distribution policy to make monthly cash distributions to common shareholders. The Fund made monthly distributions to common shareholders set at a level monthly rate of $0.10420 per common share for the period from February 11, 2022 (commencement of operations) to June 30, 2022.

Tender Option Bonds: The Fund may leverage its assets through the use of proceeds received from tender option bond (“TOB”) transactions. In a TOB transaction, a tender option bond trust (a “TOB Issuer”) is typically established, which forms a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities (“Underlying Securities”). A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”) with a fixed principal amount representing a senior interest in the Underlying Securities, and which are generally sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”) representing a subordinate interest in the Underlying Securities, and which are generally issued to the Fund. The interest rate on the TOB Floaters resets periodically, usually weekly, to a prevailing market rate, and holders of the TOB Floaters are granted the option to tender their TOB Floaters back to the TOB Issuer for repurchase at their principal amount plus accrued interest thereon periodically, usually daily or weekly. The Fund may invest in both TOB Floaters and TOB Residuals, including TOB Floaters and TOB Residuals issued by the same TOB Issuer. The Fund may not invest more than 5% of its “Managed Assets” in any single TOB Issuer. Managed Assets is defined as total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

As a result of Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules thereunder (collectively, the “Volcker Rule”), banking entities are generally prohibited from sponsoring the TOB Issuer, and instead the Fund may serve as the sponsor of a TOB issuer (“Fund-sponsored TOB”) and establish, structure and “sponsor” a TOB Issuer in which it holds TOB Residuals. In connection with Fund-sponsored TOBs, the Fund may contract with a third-party to perform some or all of the Fund’s duties as sponsor. The Fund’s role under the Fund-sponsored TOB structure may increase its operational and regulatory risk. If the third-party is unable to perform its obligations as an administrative agent, the Fund itself would be subject to such obligations or would need to secure a replacement agent. The obligations that the Fund may be required to undertake could include reporting and recordkeeping obligations under the IRC and federal securities laws and contractual obligations with other TOB service providers.

22	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Notes to Financial Statements	June 30, 2022

Under the Fund-sponsored TOB structure, the TOB Issuer receives Underlying Securities from the Fund through (or as) the sponsor and then issues TOB Floaters to third party investors and TOB Residuals to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund) received by the TOB Issuer from the sale of TOB Floaters and typically will invest the cash in additional municipal bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a bank or an affiliate of the sponsor (the “liquidity provider”), which allows holders to tender their position back to the TOB Issuer at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of TOB Floaters, also receives TOB Residuals. TOB Residuals provide the Fund with the right to (1) cause the holders of TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the Underlying Securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Underlying Securities deposited in the TOB Issuer are passed through to the Fund, as the holder of TOB Residuals. Such a transaction, in effect, creates exposure for the Fund to the entire return of the Underlying Securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the Underlying Securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the Underlying Securities’ return within the Fund (thereby creating leverage). Income received from TOB Residuals will vary inversely with the short term rate paid to holders of TOB Floaters and in most circumstances, TOB Residuals represent substantially all of the Underlying Securities’ downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Securities’ value. The amount of such increase or decrease is a function, in part, of the amount of TOB Floaters sold by the TOB Issuer of these securities relative to the amount of TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to TOB Residuals, the more volatile the income paid on TOB Residuals will be. The price of TOB Residuals will be more volatile than that of the Underlying Securities because the interest rate is dependent on not only the fixed coupon rate of the Underlying Securities, but also on the short-term interest rate paid on TOB Floaters.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the Underlying Securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the Underlying Security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.

The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the Underlying Securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the Underlying Securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the Underlying Securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these Underlying Securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual).

Annual Report | June 30, 2022	23

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Notes to Financial Statements	June 30, 2022

Pursuant to the Volcker Rule, to the extent that the remarketing agent is a banking entity, it would not be able to repurchase tendered TOB Floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Issuer to purchase the tendered TOB Floaters. The TOB Issuer, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased TOB Floaters now held by the TOB Issuer. However, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

For financial reporting purposes, Underlying Securities that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented in the Fund’s Schedule of Investments. Outstanding TOB Floaters issued by a TOB Issuer are presented as a liability at their face value as “Payable for Floating Rate Note Obligations” in the Fund’s Statement of Assets and Liabilities. The face value of the TOB Floaters approximates the fair value of the floating rate notes. Interest income from the Underlying Securities is recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration and trustee services to a TOB Issuer are recognized as a component of “Interest expense and fees on floating rate note obligations” in the Statement of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to "Interest expense and fees on floating rate note obligations" in the Statement of Operations.

At June 30, 2022, the aggregate value of the Underlying Securities transferred to the TOB Issuer and the related liability for TOB Floaters was as follows:

Underlying Securities Transferred to TOB Issuers	Liability for Floating Rate Note Obligations
$127,118,233	$93,235,000

During the period from February 11, 2022 (commencement of operations) to June 30, 2022, the Fund’s average TOB Floaters outstanding and the daily weighted average interest rate, including fees, were as follows:

Average Floating Rate Note Obligations Outstanding	Daily Weighted Average Interest Rate
$81,898,521	1.39%

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.”

24	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Notes to Financial Statements	June 30, 2022

Organizational Expenses and Offering Costs: RiverNorth (and not the Fund) has agreed to pay all of the Fund's organizational and offering costs. As a result, organizational expenses and offering costs are not reflected in the Fund's financial statements. The Fund is not obligated to repay any such organizational expenses or offering costs paid by RiverNorth.

Other: The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. U.S. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | June 30, 2022	25

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Notes to Financial Statements	June 30, 2022

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including closed-end funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or the Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or the Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub-Adviser, or valuation committee in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including short term investments, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be classified as Level 1 securities.

Fixed income securities, including municipal bonds, are normally valued at the mean between the closing bid and asked prices provided by independent pricing services. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. These securities will be classified as Level 2 securities.

Futures contracts are normally valued at the settlement price or official closing price provided by independent pricing services.

In accordance with the Fund’s good faith pricing guidelines, the Adviser, Sub-Adviser, or valuation committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or valuation committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, Sub-Adviser’s, or the valuation committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser or the Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

26	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Notes to Financial Statements	June 30, 2022

Good faith pricing may also be used in instances when the bonds in which the Fund invests default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used at June 30, 2022 in valuing the Fund’s assets and liabilities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Funds	$87,851,195	$–	$–	$87,851,195
Municipal Bonds	–	142,015,509	–	142,015,509
Short-Term Investments	4,517,566	–	–	4,517,566
Total	$92,368,761	$142,015,509	$–	$234,384,270
Other Financial Instruments**
Assets:
Future Contracts	$1,452,603	$–	$–	$1,452,603
Total	$1,452,603	$–	$–	$1,452,603

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.

**	Other financial instruments are derivative instruments reflected in the Schedule of Investments. Futures contracts are reported at their unrealized appreciation/depreciation.

4. DERIVATIVE FINANCIAL INSTRUMENTS

The following discloses the Fund’s use of derivative instruments. The Fund’s investment objective not only permits the Fund to purchase investment securities, but also allow the Fund to enter into various types of derivative contracts such as futures. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Annual Report | June 30, 2022	27

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Notes to Financial Statements	June 30, 2022

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Interest rate risk relates to the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates.

Risk of Investing in Derivatives

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Futures

The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a fund from liquidating an unfavorable position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, a fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The Fund is party to certain enforceable master netting arrangements, which provide for the right of offset under certain circumstances, such as the event of default.

28	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Notes to Financial Statements	June 30, 2022

When a purchase or sale of a futures contract is made by a fund, the fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Each day the Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the Fund but instead is a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Derivative Instruments: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivatives instruments on the Fund's Statement of Assets and Liabilities as of June 30, 2022:

Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Interest Rate Risk (Futures Contracts)*	Net unrealized appreciation on futures contracts	$1,452,603

*	The value presented includes cumulative loss on open futures contracts; however the value reflected on the accompanying Statement of Assets and Liabilities is variation margin payable as of June 30, 2022.

Annual Report | June 30, 2022	29

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Notes to Financial Statements	June 30, 2022

The effect of derivative instruments on the Statement of Operations for the period from February 11, 2022 (commencement of operations) to June 30, 2022:

Risk Exposure	Statement of Operations Location	Realized Loss on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
Interest rate risk (Futures contracts)	Net realized gain on futures contracts; Net change in unrealized appreciation/depreciation on futures contracts	$6,674,818	$1,452,603

The futures contracts average notional amount during the period from February 11, 2022 (commencement of operations) to June 30, 2022, is noted below.

Fund	Average Notional Amount of Futures Contracts
RiverNorth Managed Duration Municipal Income Fund II, Inc.	$(89,039,984)

5. ADVISORY FEES, DIRECTOR FEES AND OTHER AGREEMENTS

RiverNorth serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays RiverNorth an annual management fee of 1.40% of the Fund’s average daily managed assets, calculated as the total assets of the Fund, including assets attributable to leverage, less liabilities other than debt representing leverage and any preferred stock that may be outstanding, for the services and facilities it provides to the Fund (the “Unified Management Fee”). Out of the Unified Management Fee, the Adviser will pay substantially all expenses of the Fund, including the compensation of the Sub-Adviser, the cost of transfer agency, custody, fund administration, legal, audit, independent directors and other services, except for costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limit, through the use by the Fund of tender option bond transactions or preferred shares, distribution fees or expenses, brokerage expenses, taxes and governmental fees, fees and expenses of any underlying funds in which the Fund invests, dividend and interest expense on short positions, fees and expenses of the legal counsel for the Fund's independent directors, certain fees and expenses associated with shareholder meetings involving certain non-routine matters, shareholder proposals or contested elections, costs associated with any future share offerings, tender offers and other share repurchases and redemptions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Unified Management Fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

MacKay Shields, LLC is the investment sub-adviser to the Fund. Under the terms of the sub-advisory agreement, the Sub-Adviser, subject to the supervision of the Adviser and the Board of Directors, provides to the Fund such investment advice as is deemed advisable and will furnish a continuous investment program for the portion of assets managed, consistent with the Fund’s investment objective and policies. As compensation for its sub-advisory services, the Adviser, not the Fund, is obligated to pay the Sub-Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of 0.20% of the daily managed assets of the Fund.

30	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Notes to Financial Statements	June 30, 2022

ALPS Fund Services, Inc. (“ALPS”), serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, ALPS is responsible for calculating the net asset and daily managed assets values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. ALPS is entitled to receive the greater of an annual minimum fee or a monthly fee based on the Fund’s average net assets, plus out-of-pocket expenses. These fees are paid by the Adviser, not the Fund, out of the Unified Management Fee.

DST Systems Inc. (“DST”), the parent company of ALPS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. ("SS&C"), a publicly traded company listed on the NASDAQ Global Select Market. The fees of DST Systems Inc. are paid by the Adviser, not the Fund.

State Street Bank & Trust, Co. serves as the Fund’s custodian. The fees of State Street Bank & Trust, Co. are paid by the Adviser, not the Fund.

The Fund pays no salaries or compensation to its officers or to any interested Director employed by the Adviser or Sub-Adviser, and the Fund has no employees. For their services, the Directors of the Fund who are not employed by the Adviser or Sub-Adviser, receive an annual retainer in the amount of $16,500, and an additional $1,500 for attending each quarterly meeting of the Board. In addition, the lead Independent Director receives $250 annually, the Chair of the Audit Committee receives $500 annually and the Chair of the Nominating and Corporate Governance Committee receives $250 annually. The Directors not employed by the Adviser or Sub-Adviser are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board. These fees are paid out of the Unified Management Fee.

The Chief Compliance Officer (“CCO”) of the Fund is an employee of the Adviser. The Fund reimburses the Adviser for certain compliance costs related to the Fund, including a portion of the CCO’s compensation.

6. NEW ACCOUNTING PRONOUNCEMENTS AND RULE ISSUANCES

In December 2020, the SEC voted to adopt a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available, and the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund's financial statements.

Annual Report | June 30, 2022	31

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Notes to Financial Statements	June 30, 2022

7. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gains were recorded by the Fund.

The tax character of the distributions paid by the Fund during the period from February 11, 2022 (commencement of operations) to June 30, 2022, was as follows:

June 30, 2022
Ordinary Income	$32,230
Tax-Exempt Income	1,328,372
Return of Capital	2,142,602
Total	$3,503,204

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the period from February 11, 2022 (commencement of operations) to June 30, 2022, certain differences were reclassified. The amounts reclassified did not affect net assets and were primarily related to the treatment of tender option bonds. The reclassifications were as follows:

Paid-in capital	Total distributable earnings
$102,442	$(102,442)

At June 30, 2022, the components of distributable earnings on a tax basis for the Fund were as follows:

Accumulated Capital Loss	$(5,003,557)
Unrealized Depreciation	$(13,001,241)
Total	$(18,004,798)

Capital Losses: As of June 30, 2022, the Fund had capital loss carryforwards which may reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the IRC and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax pursuant to the IRC. The capital loss carryforwards may be carried forward indefinitely.

32	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Notes to Financial Statements	June 30, 2022

Capital losses carried forward for the period from February 11, 2022 (commencement of operations) to June 30, 2022, were as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term
$5,003,557	$–

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, adjusted for tender option bonds, including short-term securities at June 30, 2022, was as follows:

Cost of investments for income tax purposes	$154,150,511
Gross appreciation on investments (excess of value over tax cost)	730,784
Gross depreciation on investments (excess of tax cost over value)	(13,732,025)
Net unrealized depreciation on investments	$(13,001,241)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

8. INVESTMENT TRANSACTIONS

Investment transactions for the period from February 11, 2022 (commencement of operations) to June 30, 2022, excluding short-term investments, were as follows:

Purchases	Sales
$707,304,197	$451,648,162

9. CAPITAL SHARE TRANSACTIONS

The Fund’s authorized capital stock consists of 50,000,000 shares of common stock, $0.0001 par value per share, all of which is initially classified as common shares. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders in each year.

On February 11, 2022, 8,450,000 shares were issued in connection with the Fund’s initial public offering. Proceeds from the sale of shares was $169,000,000.

The Fund had issued and outstanding 8,455,000 shares of common stock at June 30, 2022.

Annual Report | June 30, 2022	33

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Notes to Financial Statements	June 30, 2022

Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund's Automatic Dividend Reinvestment Plan, as defined within the Fund's organizational documents. Additional information concerning the Automatic Dividend Reinvestment Plan is included within this report.

10. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

11. CORONAVIRUS (COVID-19) PANDEMIC

Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus. The outbreak was first detected in December 2019 and subsequently spread globally, and since then, the number of cases has fluctuated and new "variants" have been confirmed around the world. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, resulting in very low interest rates and in some cases negative yields. Although vaccines for COVID-19 have become widely available, it is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

12. SUBSEQUENT EVENTS

Subsequent to June 30, 2022, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
July 14, 2022	July 15, 2022	July 29, 2022	$0.10420
August 16, 2022	August 17, 2022	August 31, 2022	$0.10420

34	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Report of Independent Registered Public Accounting Firm	June 30, 2022

To the Shareholders and Board of Directors of

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of RiverNorth Managed Duration Municipal Income Fund II, Inc. (the “Fund”) as of June 30, 2022, the related statements of operations, cash flows, and changes in net assets, the related notes, and the financial highlights for the period February 11, 2022 (commencement of operations) through June 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, the results of its operations, its cash flows, the changes in net assets, and the financial highlights for the period February 11, 2022 (commencement of operations) through June 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian, trust administrators, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of RiverNorth Capital Management, LLC’s investment companies since 2006.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2022

Annual Report | June 30, 2022	35

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Dividend Reinvestment Plan	June 30, 2022 (Unaudited)

The Fund has an automatic dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares. Reinvested Dividends will increase the Fund’s Managed Assets on which the management fee is payable to the Adviser (and by the Adviser to the Sub-Adviser).

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s NAV per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Common Shares are trading at a discount), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date.

36	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Dividend Reinvestment Plan	June 30, 2022 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends, even though such participants have not received any cash with which to pay the resulting tax. See “U.S. Federal Income Tax Matters” below. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence or questions concerning the Plan should be directed to the Plan Administrator at (844) 569-4750.

Annual Report | June 30, 2022	37

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s commencement of operations on February 11, 2022 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Investment Objectives

There have been no changes in the Fund’s investment objectives since the prior disclosure date that have not been approved by shareholders.

The Fund’s primary investment objective is current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund’s secondary investment objective is total return.

Principal Investment Strategies and Policies

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

Under normal market conditions, the Fund seeks to achieve its investment objectives by investing, directly or indirectly, at least 80% of its Managed Assets in municipal bonds, the interest on which is, in the opinion of bond counsel to the issuers, generally excludable from gross income for regular U.S. federal income tax purposes, except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax (“Municipal Bonds”). In order to qualify to pay exempt-interest dividends, which are items of interest excludable from gross income for federal income tax purposes, the Fund seeks to invest at least 50% of its Managed Assets either directly (and indirectly through tender option bond transactions) in such Municipal Bonds or in other funds that are taxed as regulated investment companies. In addition, under normal market conditions, the Fund will seek to maintain Managed Assets with a weighted average effective duration that is within three years of the weighted average effective duration of the Bloomberg U.S. Municipal Bond Index.

Municipal Bonds are debt obligations, which may have a variety of issuers, including governmental entities or other qualifying issuers. Issuers may be states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Such territories of the United States include Puerto Rico. Municipal Bonds include, among other instruments, general obligation bonds, revenue bonds, municipal leases, certificates of participation, private activity bonds, moral obligation bonds, and tobacco settlement bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations.

The Fund seeks to allocate its assets between the two principal strategies described below. RiverNorth Capital Management, LLC (the “Adviser”) determines the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations. Under normal market conditions, the Fund may allocate between 25% and 65% of its Managed Assets to the Tactical Municipal Closed-End Fund Strategy and 35% to 75% of its Managed Assets to the Municipal Bond Income Strategy.

38	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Tactical Municipal Closed-End Fund Strategy (25%-65% of Managed Assets). This strategy seeks to (i)  generate returns through investments in closed-end funds, exchange-traded funds (“ETFs”) and other investment companies (collectively, the “Underlying Funds”) that invest, under normal market conditions, at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in Municipal Bonds, and (ii) derive value from the discount and premium spreads associated with closed-end funds that invest, under normal market conditions, at least 80% of their net assets, plus the amount of any borrowings for investment purposes, in Municipal Bonds. All Underlying Funds will be registered under the Securities Act of 1933, as amended (the “Securities Act”).

Under normal market conditions, the Fund limits its investments in closed-end funds that have been in operation for less than one year to no more than 10% of the Fund’s Managed Assets allocated to the Tactical Municipal Closed-End Fund Strategy. The Fund will not invest in inverse ETFs or leveraged ETFs. Under normal market conditions, the Fund may not invest more than 20% of its Managed Assets in the Tactical Municipal Closed-End Fund Strategy in single state municipal closed-end funds. The Fund’s shareholders will indirectly bear the expenses, including the management fees, of the Underlying Funds.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Underlying Fund, (ii)  do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted under Rule 12d1-4. The Fund intends to rely on either Section 12(d)(1)(F) of the 1940 Act, which provides that the provisions of Section 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Underlying Fund is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges, or Rule 12d1-4.

The Fund may invest in Underlying Funds that invest in securities that are rated below investment grade, including those receiving the lowest ratings from Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), Fitch Ratings, a part of the Fitch Group (“Fitch”), or Moody’s Investor Services, Inc. (“Moody’s”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Adviser or MacKay Shields LLC (the “Subadviser”) to be of comparable credit quality, which indicates that the security is in default or has little prospect for full recovery of principal or interest. Below investment grade securities (such as securities rated below BBB- by S&P or Fitch or below Baa3 by Moody’s) are commonly referred to as “junk” and “high yield” securities. Below investment grade securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Underlying Funds in which the Fund invests may invest in securities receiving the lowest ratings from the NRSROs, including securities rated C by Moody’s or D- by S&P. Lower rated below investment grade securities are considered more vulnerable to nonpayment than other below investment grade securities and their issuers are more dependent on favorable business, financial and economic conditions to meet their financial commitments. The lowest rated below investment grade securities are typically already in default.

Annual Report | June 30, 2022	39

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

The Underlying Funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliates.

Municipal Bond Income Strategy (35%-75% of Managed Assets). This strategy seeks to capitalize on inefficiencies in the tax-exempt and tax-advantaged securities markets through investments in Municipal Bonds. Under normal market conditions, the Fund may not directly invest more than 25% of the Managed Assets allocated to the Municipal Bond Income Strategy in Municipal Bonds in any one industry or in any one state of origin, and the Fund may not directly invest more than 5% of the Managed Assets allocated to this strategy in the Municipal Bonds of any one issuer, except that the foregoing industry and issuer restrictions shall not apply to general obligation bonds and the Fund will consider the obligor or borrower underlying the Municipal Bond to be the “issuer.” The Fund may invest up to 30% of the Managed Assets allocated to the Municipal Bond Income Strategy in Municipal Bonds that pay interest that may be includable in taxable income for purposes of the Federal alternative minimum tax. The Fund can invest, directly or indirectly through Underlying Funds, in bonds of any maturity; however, under this strategy, it will generally invest in Municipal Bonds that have a maturity of five years or longer at the time of purchase.

Under normal market conditions, the Fund invests at least 60% of the Fund’s Managed Assets allocated to the Municipal Bond Income Strategy directly in investment grade Municipal Bonds. The Subadviser invests no more than 20% of the Managed Assets allocated to the Municipal Bond Income Strategy in Municipal Bonds rated at or below Caa1 by Moody’s or CCC+ by S&P or Fitch, or comparably rated by another NRSRO, including unrated bonds judged to be of equivalent quality as determined by the Adviser or Subadviser, as applicable. Investment grade securities are those rated Baa or higher by Moody’s (although Moody’s considers securities rated Baa to have speculative characteristics) or BBB or higher by S&P or rated similarly by another NRSRO or, if unrated, judged to be of equivalent quality as determined by the Adviser or Subadviser, as applicable. If the independent ratings agencies assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. Subject to the foregoing limitations, the Fund may invest in securities receiving the lowest ratings from the NRSROs, including securities rated C by Moody’s or D- by S&P, which indicates that the security is in default or has little prospect for full recovery of principal or interest.

Under normal market conditions, the Fund, or the Underlying Funds in which the Fund invests, invests at least 50% of its Managed Assets, directly or indirectly in investment grade Municipal Bonds.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). Such assets attributable to leverage include the portion of assets in tender option bond trusts of which the Fund owns TOB Residuals (as defined below) that has been effectively financed by the trust’s issuance of TOB Floaters (as defined below).

Managed Duration Strategy. The Adviser and the Subadviser may use various techniques to manage the duration of the Fund’s portfolio in an attempt to mitigate the risks associated with changes in interest rates. Under normal market conditions, the Fund will seek to maintain Managed Assets with a weighted average effective duration (excluding effects of leverage) that targets the weighted average effective duration of the Bloomberg Barclays Municipal Bond Index, a widely recognized municipal bond index (the “Index”), primarily through its investments in Municipal Bonds and Underlying Funds as well as through short positions in U.S. Treasury futures contracts (as discussed below). As a result of, among other things, changing market conditions and differences between the Fund’s portfolio and the Index, the Fund believes it will generally be able to maintain a weighted average effective duration that is within three years of the weighted average effective duration of the Index. However, under certain market conditions and from time to time for the reasons described below, the Fund’s duration may be outside of such range. In addition, if the effect of the Fund’s use of leverage was included in calculating duration, it could result in a longer duration for the Fund. The Fund may invest in bonds of any maturity, whether directly through Municipal Bonds or indirectly through Underlying Funds.

40	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Effective duration is a mathematical calculation of the sensitivity of the price of a bond to changes in interest rates, measuring a bond’s expected life on a present value basis, taking into account the bond’s yield, interest payments, final maturity and, in the case of a bond with an embedded option (e.g., the right of the issuer to call the bond prior to maturity, or a sinking fund schedule), the probability that the option will be exercised. The longer the effective duration of a bond or a group of bonds, the more sensitive the bond or group of bonds is to changes in interest rates; the shorter the duration, the less sensitive the bond or group of bonds is to such changes. In general, each year of duration represents an expected 1% change in the value of a bond for every 1% immediate change in interest rates. For example, if the Fund’s portfolio has an average effective duration of five years, its value would be expected to fall by approximately 5% if interest rates rise by 1%. Conversely, the portfolio’s value would be expected to rise about 5% if interest rates fell by 1%.

The Adviser and the Subadviser will invest with a view to managing the duration of the Fund. However, the calculation of the Fund’s weighted average effective duration will be contingent upon the Adviser’s ability to adequately determine the weighted average effective duration of each of the Underlying Funds in which it invests, which will inherently be limited as the Adviser’s determination will primarily depend on reporting by such Underlying Funds. Such Underlying Fund reporting will likely be on a delayed basis and could be subject to incomplete or inaccurate information that may not be readily apparent to the Adviser. As a result, the Fund cannot guarantee the precise overall weighted average effective duration of its portfolio at any given point in time and this limitation could cause the Fund’s weighted average effective duration to be outside of its targeted duration range.

In addition, the Adviser and Subadviser may use short sales and derivatives such as options, futures contracts, options on futures contracts, and swaps (collectively, “Hedging Positions”) to manage the duration of the Fund. Such Hedging Positions may, however, result in income or gain to the Fund that is not exempt from regular U.S. federal income taxes.

Other Investments. The Fund may invest, directly or indirectly, up to 20% of its Managed Assets in taxable municipal securities. Any portion of the Fund’s assets invested in taxable municipal securities do not count toward the 35%-75% of the Fund’s assets allocated to Municipal Bonds.

The Fund may at times establish hedging positions, which may include short sales and derivatives, such as options, futures and swaps (“Hedging Positions”). Such Hedging Positions may be used to attempt to protect against possible changes in the value of securities held in or to be purchased for the Fund’s portfolio and to manage the effective maturity or duration of the Fund’s portfolio. The Fund’s Hedging Positions may, however, result in income or gain to the Fund that is not exempt from regular U.S. federal income taxes.

Annual Report | June 30, 2022	41

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. The Fund may benefit from a short position when the shorted security decreases in value by more than the cost of the transaction but will suffer a loss on a short sale if the security’s value does not decline or increases. The Fund will not engage in any short sales of securities issued by closed-end funds.

The Fund also may attempt to enhance the return on the cash portion of its portfolio by investing in total return swap agreements. A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is typically settled in cash at least monthly. If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline plus any applicable fees to the counterparty. The Fund may use its own net asset value (“NAV”) or any other reference asset that the Adviser or Subadviser chooses as the underlying asset in a total return swap. The Fund limits the notional amount of all total return swaps in the aggregate to 15% of the Fund’s Managed Assets.

In addition to the foregoing principal investment strategies of the Fund, the Adviser also may allocate the Fund’s Managed Assets among cash and short-term investments. There are no limits on the Fund’s portfolio turnover, and the Fund may buy and sell securities to take advantage of potential short-term trading opportunities without regard to length of time and when the Adviser or Subadviser believes investment considerations warrant such action. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to holders of the Common Shares (the “Common Shareholders”), will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

All percentage limitations are measured at the time of investment and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund’s portfolio securities. Unless otherwise specified herein, the Fund may count its holdings in Underlying Funds towards various guideline tests, including the 80% policy so long as the earnings on the underlying holdings of such Underlying Funds are exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax).

Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the common shareholders. The Fund’s primary investment objective, 80% policy and certain investment restrictions specifically identified as such in the Fund’s Statement of Additional Information are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class.

42	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Portfolio Composition

Set forth below is a description of the various types of Municipal Bonds in which the Fund may invest. Obligations are included within the term “Municipal Bonds” if the interest paid thereon is excluded from gross income for U.S. federal income tax purposes in the opinion of bond counsel to the issuer.

Municipal Bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal Bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit and taxing authority of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase Municipal Bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease.

The Municipal Bonds in which the Fund primarily invests pay interest or income that, in the opinion of bond counsel to the issuer, is exempt from regular U.S. federal income tax. The Adviser and the Subadviser will not conduct their own analysis of the tax status of the interest paid by Municipal Bonds held by the Fund, but will rely on the opinion of counsel to the issuer of each such instrument. The Fund may also invest in Municipal Bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular U.S. federal income tax. In addition, the Fund may invest in other securities that pay interest or income that is, or make other distributions that are, exempt from regular U.S. federal income tax and/or state and local taxes, regardless of the technical structure of the issuer of the instrument. The Fund treats all of such tax-exempt securities as Municipal Bonds.

The yields on Municipal Bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issuer. The market value of Municipal Bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

General Obligation Bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing authority for the payment of principal and interest. The taxing authority of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes (i.e., taxes based upon an assessed value of the property) and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Annual Report | June 30, 2022	43

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipping, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current U.S. federal income tax laws place substantial limitations on the size of such issues.

Private activity bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed. The Fund expects that, due to investments in private activity bonds, a portion of the distributions it makes on the Common Shares will be includable in the federal alternative minimum taxable income.

Moral Obligation Bonds. The Fund also may invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations and Certificates of Participation. Also included within the general category of Municipal Bonds are participations in lease obligations or installment purchase contract obligations of municipal authorities or entities (hereinafter collectively called “Municipal Lease Obligations”). Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments.

44	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying leases, plus accrued interest.

Tobacco Settlement Bonds. Included in the general category of Municipal Bonds in which the Fund may invest are “tobacco settlement bonds.” The Fund may invest in tobacco settlement bonds, which are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.

Zero Coupon Bonds. The Fund may invest in zero-coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, the Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its common shareholders.

Use of Leverage

The Fund may borrow money and/or issue preferred shares, notes or debt securities for investment purposes. These practices are known as leveraging. In addition, the Fund may enter into derivative and other transactions that have the effect of leverage. Such other transactions may include tender option bond transactions (as described herein). The Adviser determines whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets. As of the time immediately after it enters into any of the foregoing transactions, the Fund will seek to limit its overall effective leverage to 45% of its Managed Assets.

Annual Report | June 30, 2022	45

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

The Fund currently utilizes leverage obtained through the use of proceeds received from tender option bond transactions. To date, the Fund has not issued any preferred shares or debt securities.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after doing so the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets including the amount borrowed). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the Preferred Shares. Normally, holders of Common Shares will elect the directors of the Fund except that the holders of any Preferred Shares will elect two directors. In the event the Fund failed to pay dividends on its Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the directors until the dividends are paid.

The Fund may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Fund. Borrowing covenants or rating agency guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. Since the holders of common stock pay all expenses related to the use of leverage, such use of leverage would create a greater risk of loss for the Fund’s shareholders than if leverage is not used.

The Fund may enter into derivatives or other transactions (e.g., total return swaps) that may provide leverage (other than through borrowings or the issuance of Preferred Shares), but which are not subject to the above noted limitations under the 1940 Act if the Fund earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable SEC regulations and interpretations to cover its obligations under those transactions and instruments. The Fund also invests in reverse repurchase agreements, total return swaps and derivatives or other transactions with leverage embedded in them in a limited manner or subject to a limit on leverage risk calculated based on value-at-risk, as required by Rule 18f-4 under the 1940 Act. These transactions will not cause the Fund to pay higher advisory or administration fee rates than it would pay in the absence of such transactions. However, these transactions entail additional expenses (e.g., transaction costs) which are borne by the Fund.

These transactions entail additional expenses (e.g., transaction costs) which are borne by the Fund. These types of transactions have the potential to increase returns to common shareholders, but they also involve additional risks. This additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the transactions were not entered into. However, to the extent that the Fund enters into offsetting transactions or owns positions covering its obligations, the leveraging effect is expected to be reduced or eliminated.

46	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Tender Option Bonds. The Fund leverages its assets through the use of proceeds received from tender option bond transactions. In a tender option bond transaction, a tender option bond trust (a “TOB Issuer”) is typically established by forming a special purpose trust into which the Fund, or an agent on behalf of the Fund, transfers municipal bonds or other municipal securities. A TOB Issuer typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Floaters”), which are sold to third party investors, and residual interest municipal tender option bonds (“TOB Residuals”), which are generally issued to the Fund. The Fund may invest in both TOB Floaters and TOB Residuals, including TOB Floaters and TOB Residuals issued by the same TOB Issuer. The Fund may not invest more than 5% of its Managed Assets in any single TOB Issuer. The Fund does not currently intend to invest in TOB Residuals issued by a TOB Issuer that was not formed for the Fund, although it reserves the right to do so in the future.

The TOB Issuer receives Municipal Bonds or other municipal securities and then issues TOB Floaters to third party investors and a TOB Residual to the Fund. The Fund is paid the cash (less transaction expenses, which are borne by the Fund and therefore the holders of the Common Shares indirectly) received by the TOB Issuer from the sale of the TOB Floaters and typically will invest the cash in additional Municipal Bonds or other investments permitted by its investment policies. TOB Floaters may have first priority on the cash flow from the securities held by the TOB Issuer and are enhanced with a liquidity support arrangement from a third-party bank or other financial institution (the “liquidity provider”), which allows holders to tender their position at par (plus accrued interest). The Fund, in addition to receiving cash from the sale of the TOB Floaters, also receives the TOB Residual. The TOB Residual provides the Fund with the right to (1) cause the holders of the TOB Floaters to tender their notes to the TOB Issuer at par (plus accrued interest), and (2) acquire the underlying Municipal Bonds or other municipal securities from the TOB Issuer. In addition, all voting rights and decisions to be made with respect to any other rights relating to the underlying securities deposited in the TOB Issuer are passed through to the Fund, as the holder of the TOB Residual. Such a transaction, in effect, creates exposure for the Fund to the entire return of the securities deposited in the TOB Issuer, with a net cash investment by the Fund that is less than the value of the underlying securities deposited in the TOB Issuer. This multiplies the positive or negative impact of the underlying securities’ return within the Fund (thereby creating leverage).

The TOB Issuer may be terminated without the consent of the Fund upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the underlying securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the underlying securities deposited in the TOB Issuer, or the inability of the sponsor or remarketing agent to remarket any TOB Floaters tendered by holders of the TOB Floaters. In such an event, the TOB Floaters would be redeemed by the TOB Issuer at par (plus accrued interest) out of the proceeds from a sale of the underlying securities deposited in the TOB Issuer. If this happens, the Fund would be entitled to the assets of the TOB Issuer, if any, that remain after the TOB Floaters have been redeemed at par (plus accrued interest). If there are insufficient proceeds from the sale of these securities to redeem all of the TOB Floaters at par (plus accrued interest), the liquidity provider or holders of the TOB Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets (unless the Fund held a recourse TOB Residual). A recourse TOB Residual is generally a TOB Residual issued by a TOB Issuer in which the TOB Floaters represent greater than 75% of the market value of the securities at the time they are deposited in the TOB Issuer. If the Fund were to invest in a recourse TOB Residual to leverage its portfolio, it would typically be required to enter into an agreement pursuant to which the Fund is required to pay to the liquidity provider the difference between the purchase price of any TOB Floaters put to the liquidity provider by holders of the TOB Floaters and the proceeds realized from the remarketing of those TOB Floaters or the sale of the assets in the TOB Issuer. The Fund currently does not intend to use recourse TOB Residuals to leverage the Fund’s portfolio, but reserves the right to do so depending on future market conditions.

Annual Report | June 30, 2022	47

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Under accounting rules, securities of the Fund that are deposited into a TOB Issuer are treated as investments of the Fund, and are presented on the Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Issuer are presented as liabilities in the Fund’s Statement of Assets and Liabilities. Interest income from the underlying security is recorded by the Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration and trustee services to a TOB Issuer are reported as expenses of the Fund.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying securities deposited in the TOB Issuer, the Fund, if it is the holder of the TOB Floaters, relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Issuer provide for a liquidation of the municipal security deposited in the TOB Issuer and the application of the proceeds to pay off the TOB Floaters.

There are inherent risks with respect to investing in a TOB Issuer. These risks include, among others, the bankruptcy or default of the issuer of the securities deposited in the TOB Issuer, a substantial downgrade in the credit quality of the issuer of the securities deposited in the TOB Issuer, the inability of the TOB Issuer to obtain liquidity support for the TOB Floaters, a substantial decline in the market value of the securities deposited in the TOB Issuer, or the inability of the sponsor to remarket any TOB Floaters tendered to it by holders of the TOB Floaters.

Effects of Leverage. The use of proceeds from tender option bond transactions represented approximately 38.48% of Managed Assets as of June 30, 2022. Asset coverage with respect to tender option bond transactions was 260%. The total weighted average cost of the leverage outstanding as of June 30, 2022 (inclusive of the leverage attended through the use of tender option bond transactions) was 1.39% of the principal amount outstanding.

Assuming that the Fund’s leverage costs remain as described above (at an assumed annual cost of 0.18% of the principal amount outstanding) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.53%.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on common shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. In other words, the Fund’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage representing approximately 38.48% of the Fund’s Managed Assets and the Fund’s assumed annual leverage costs rate of 1.39% of the principal amounts outstanding.

48	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Assumed Portfolio Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	-17.12%	-9.00%	-0.87%	7.26%	15.39%

Total return is composed of two elements—the dividends on common shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

During the time in which the Fund is using leverage, the amount of the fees paid to the Adviser (and from the Adviser to the Subadviser) for investment management services (and subadvisory services) is higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets. This may create a conflict of interest between the Adviser and the Subadviser, on the one hand, and the common shareholders, on the other. Also, because the leverage costs will be borne by the Fund at a specified interest rate, only the Fund’s common shareholders will bear the cost of the Fund’s management fees and other expenses. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Risk Factors

Investing in the Fund involves certain risks relating to its structure and investment objective. You should carefully consider these risk factors, together with all of the other information included in this report, before deciding whether to make an investment in the Fund. An investment in the Fund may not be appropriate for all investors, and an investment in the Common Shares of the Fund should not be considered a complete investment program.

The risks set forth below are not the only risks of the Fund, and the Fund may face other risks that have not yet been identified, which are not currently deemed material or which are not yet predictable. If any of the following risks occur, the Fund’s financial condition and results of operations could be materially adversely affected. In such case, the Fund’s NAV and the trading price of its securities could decline, and you may lose all or part of your investment.

Investment-Related Risks:

With the exception of underlying fund risk (and except as otherwise noted below), the following risks apply to the direct investments the Fund may make, and generally apply to the Fund’s investments in closed-end funds, exchange-traded funds (“ETFs”) and business development companies (“BDCs,” and, together with the Fund’s investments in closed-end funds and ETFs, the “Underlying Funds”). That said, each risk described below may not apply to each Underlying Fund.

Annual Report | June 30, 2022	49

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Investment and Market Risks. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. The value of the Fund or the Underlying Funds, like other market investments, may move up or down, sometimes rapidly and unpredictably. Overall stock market risks may also affect the net asset value of the Fund or the Underlying Funds. Factors such as economic growth and market conditions, interest rate levels and political events affect the securities markets. An investment in the Fund may at any point in time be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Management Risks. The Adviser’s and the Subadviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s or the Subadviser’s judgment, as applicable, will produce the desired results.

Securities Risks. The value of the Fund or an Underlying Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Municipal Bond Risks. The Fund’s indirect and direct investments in Municipal Bonds include certain risks. Municipal Bonds may be affected significantly by the economic, regulatory or political developments affecting the ability of Municipal Bonds issuers to pay interest or repay principal. This risk may be increased during periods of economic downturn or political turmoil. Many municipal securities may be called or redeemed prior to their stated maturity. Issuers of municipal securities might seek protection under bankruptcy laws, causing holders of municipal securities to experience delays in collecting principal and interest or prevent such holders from collecting all principal and interest to which they are entitled. In addition, there may be less information available about Municipal Bond investments than comparable debt and equity investments requiring a greater dependence on the Adviser’s and Sub-Adviser’s analytical abilities.

Certain types of Municipal Bonds may be subject to specific risks. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source, and are subject to risks related to the issuer’s ability to raise tax revenues and ability to maintain an adequate tax base. Revenue bonds are subject to the risk that the underlying facilities may not generate sufficient income to pay expenses and interest costs, lack recourse to ensure payment, or might be subordinate to other debtors. Municipal lease obligations and certificates of participation are subject to the added risk that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipalities and other public authorities issue private activity bonds to finance development of facilities for use by a private enterprise, which is solely responsible for paying the principal and interest on the bond.

Failure of Municipal Bonds to meet regulatory requirements may cause the interest received by the Fund and distributed to shareholders to be taxable, which may apply retroactively to the date of the issuance of the bond. Municipal bonds are also subject to interest rate, credit, and liquidity risk, which are discussed generally under this Risks Factors section.

50	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

The current COVID-19 pandemic has significantly stressed the financial resources of many municipalities and other issuers of municipal securities, which may impair their ability to meet their financial obligations and may harm the value or liquidity of the Fund’s investments in municipal securities. In particular, responses by municipalities to the COVID-19 pandemic have caused disruptions in business activities. These and other effects of the COVID-19 pandemic, such as increased unemployment levels, have impacted tax and other revenues of municipalities and other issuers of municipal securities and the financial conditions of such issuers. As a result, there is increased budgetary and financial pressure on municipalities and heightened risk of default or other adverse credit or similar events for issuers of municipal securities, which would adversely impact the Fund’s investments.

State Specific and Industry Risk. While the Fund may not directly invest more than 25% of its Managed Assets in Municipal Bonds in any one industry or in any one state of origin, indirect investments through Underlying Funds might increase the Fund’s exposure to economic, political or regulatory occurrences affecting a particular state or industry.

Puerto Rico Municipal Bond Risks. Municipal obligations issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected by economic, market, political, and social conditions in Puerto Rico. Puerto Rico currently is experiencing significant fiscal and economic challenges. These challenges may negatively affect the value of the Fund’s investments in Puerto Rico Municipal Bonds. Legislation or further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rico Municipal Bonds.

Tobacco Settlement Bond Risks. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco-related deaths and illnesses, which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share an agreement between 46 states and nearly all of the U.S. tobacco manufacturers, under which, the actual amount of future settlement payments by tobacco manufacturers is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, increased taxes, inflation, financial capability of tobacco companies, and the possibility of tobacco manufacturer bankruptcy. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Credit and Below Investment Grade Securities Risks. Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Credit risk may be heightened for the Fund because it and the Underlying Funds may invest in below investment grade securities (“junk” and “high yield” securities). Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade securities of comparable terms and duration. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security.

Annual Report | June 30, 2022	51

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Interest Rate Risk. Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding municipal securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

LIBOR Risk. Certain of the Fund's or Underlying Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). In July of 2017, the head of the UK Financial Conduct Authority ("FCA") announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financial Rate Data ("SOFR") that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund or the Underlying Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR- based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the completion of the transition. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. Deflation risk is the risk that prices throughout the economy decline over time– the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

52	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Tactical Municipal Closed-End Fund Strategy Risk. The Fund invests in closed-end funds as a principal part of the Tactical Municipal Closed-End Fund Strategy. The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease.

In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s Common Shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Underlying Fund Risks. Because the Fund invests in Underlying Funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests and will be particularly sensitive to the risks associated with each of the Underlying Funds. Shareholders will bear additional layers of fees and expenses with respect to the Fund’s investments in Underlying Funds because each of the Fund and the Underlying Fund will charge fees and incur separate expenses, which may be magnified if the Underlying Funds use leverage.

ESG Considerations Risk. While the Subadviser may consider ESG factors it deems relevant or additive when making investment decisions under the Municipal Bond Income Strategy, ESG characteristics are not a primary focus of the Fund. The Fund does not seek to implement a specific “ESG,” “impact” or “sustainability” policy. The Fund may invest in issuers that do not reflect beliefs or values with respect to ESG of any particular investor. While the Fund views ESG considerations as having the potential to contribute to the Fund’s long-term performance, there is no guarantee that such results will be achieved.

Defaulted and Distressed Securities Risks. The Fund and the Underlying Funds may invest in defaulted and distressed securities. Defaulted or distressed issuers may be insolvent, in bankruptcy or undergoing some other form of financial restructuring. In the event of a default, the Fund or an Underlying Fund may incur additional expenses to seek recovery. The repayment of defaulted bonds is subject to significant uncertainties, may be delayed, or there may be partial or no recovery of repayment. There is often a time lag between when the Fund and an Underlying Fund makes an investment and when the Fund and the Underlying Fund realizes the value of the investment.

Annual Report | June 30, 2022	53

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Illiquid Securities Risks. The Fund and the Underlying Funds may invest in illiquid securities. It may not be possible to sell or otherwise dispose of illiquid securities both at the price and within the time period deemed desirable by a fund. Illiquid securities also may be difficult to value or be more volatile investments.

Valuation Risk. There is no central place or national exchange for fixed-income securities trading. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. As a result, the Fund may be subject to risk that when a fixed-income security is sold in the market, the amount received by the Fund is less than the value of such fixed-income security carried on the Fund’s books.

Tender Option Bonds Risks. The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The value of TOB Residuals may decline rapidly in times of rising interest rates.

The Fund’s use of proceeds received from tender option bond transactions will create economic leverage, creating an opportunity for increased income and returns, but will also create the possibility that long-term returns will be diminished if the cost of the TOB Floaters exceeds the return on the securities deposited in the TOB Issuer. If the income and gains earned on Municipal Bonds deposited in a TOB Issuer that issues TOB Residuals to the Fund are greater than the payments due on the TOB Floaters, the Fund’s returns will be greater than if it had not invested in the TOB Residuals.

Insurance Risks. The Fund may purchase Municipal Bonds that are secured by insurance, bank credit agreements or escrow accounts. The insurance feature of a Municipal Bond does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the shares represented by such insured obligation.

Tax Risks. Future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation; interest on state municipal securities to be subject to state or local income taxation; the value of state municipal securities to be subject to state or local intangible personal property tax; or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Derivatives Risks. The Fund and the Underlying Funds may enter into derivatives which have risks different from those associated with the Fund’s other investments. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes, and other assets.

54	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund or an Underlying Fund. The Fund or an Underlying Fund could experience a loss if derivatives do not perform as anticipated, if they are not correlated with the performance of other investments which they are used to hedge or if the fund is unable to liquidate a position because of an illiquid secondary market. Except with respect to the Fund’s investments in total return swaps, the Fund expects its use of derivative instruments will be for hedging purposes. When used for speculative purposes, derivatives will produce enhanced investment exposure, which will magnify gains and losses. The Fund and the Underlying Funds also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by such fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund or an Underlying Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Options and Futures Risks. Options and futures contracts may be more volatile than investments made directly in the underlying securities, involve additional costs, and may involve a small initial investment relative to the risk assumed. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a fund may not be able to close out a transaction without incurring substantial losses. Although a fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, it will tend to limit any potential gain to a fund that might result from an increase in value of the position.

Market Disruption and Geopolitical Risks. The Fund and Underlying Funds may be adversely affected by uncertainties and events around the world, such as terrorism, political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which they are invested. Assets of issuers, including those held in the Fund’s or an Underlying Fund’s portfolio, could be direct targets, or indirect casualties, of an act of terrorism.

Russia/Ukraine Market Risk. In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments. The inclusion of Russia/Ukraine Market Risk under the Risk Factors section is a material change since the prior disclosure date.

Pandemic Risk. Beginning in the first quarter of 2020, financial markets in the United States and around the world experienced extreme and in many cases unprecedented volatility and severe losses due to the global pandemic caused by COVID-19, a novel coronavirus, and since then, the number of cases has fluctuated and new “variants” have been confirmed around the world. The pandemic has resulted in a wide range of social and economic disruptions, including closed borders, voluntary or compelled quarantines of large populations, stressed healthcare systems, reduced or prohibited domestic or international travel, supply chain disruptions, and so-called “stay-at-home” orders throughout much of the United States and many other countries. The fall-out from these disruptions has included the rapid closure of businesses deemed “non-essential” by federal, state, or local governments and rapidly increasing unemployment, as well as greatly reduced liquidity for certain instruments at times. Some sectors of the economy and individual issuers have experienced particularly large losses. Such disruptions may continue for an extended period of time or reoccur in the future to a similar or greater extent. In response, the U.S. government and the Federal Reserve have taken extraordinary actions to support the domestic economy and financial markets, resulting in very low interest rates and in some cases negative yields. Although vaccines for COVID-19 have become more widely available, it is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

Annual Report | June 30, 2022	55

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Swap Risks. The Fund and the Underlying Funds may enter into various swap agreements. Swap agreements are subject to interest rate risks; credit risks; the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. Each of these could cause the Fund to incur losses and fail to obtain its investment objective.

Short Sale Risks. Short sales are expected to be utilized by the Fund, if at all, for hedging purposes. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. Positions in shorted securities are speculative and riskier than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk and may also result in higher transaction costs and higher taxes.

Rating Agency Risk. Ratings represent an NRSRO's opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

United States Credit Rating Downgrade Risk. On August 5, 2011, S&P lowered its long-term sovereign credit rating on the United States to “AA+” from “AAA.” In general, a lower rating could increase the volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all types of debt.

Legislation and Regulatory Risks. At any time, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

56	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. The Fund was required to comply with Rule 18f-4 beginning August 19, 2022 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

Defensive Measures. The Fund may invest up to 100% of its assets in cash, cash equivalents and short-term investments as a defensive measure in response to adverse market conditions or opportunistically at the discretion of the Adviser or Subadviser. During these periods, the Fund may not be pursuing its investment objectives.

Structural Risks:

Market Discount. Common stock of closed-end funds frequently trades at a discount from its net asset value. This risk may be greater for investors selling their shares in a relatively short period of time after completion of the initial offering. The Fund’s Common Shares may trade at a price that is less than the initial offering price. This risk would also apply to the Fund’s investments in closed-end funds.

Limited Term and Eligible Tender Offer Risk. The Fund is scheduled to terminate on or around July 25, 2031 (the “Termination Date”) unless it is converted to a perpetual fund, as described below. The Fund’s investment objectives and policies are not designed to seek to return to investors their initial investment and such investors and investors that purchase shares of the Fund may receive more or less than their original investment.

The Board may, but is not required to, cause the Fund to conduct a tender offer to all common shareholders at a price equal to the NAV (an “Eligible Tender Offer”). If the Fund conducts an Eligible Tender Offer, there can be no assurance that the Fund’s net assets would not fall below $100 million (the “Termination Threshold”), in which case the Eligible Tender Offer will be terminated, and the Fund will terminate on or before the Termination Date (subject to possible extensions). If the Fund’s net assets are equal or greater than the Termination Threshold, the Fund will have a perpetual existence upon the affirmative vote of a majority of the Board, without shareholder approval.

An Eligible Tender Offer or liquidation may require the Fund to sell securities when it otherwise would not, or at reduced prices, leading to losses for the Fund and increased transaction expenses. Thereafter, remaining shareholders may only be able to sell their shares at a discount to NAV. The Adviser may have a conflict of interest in recommending that the Fund have a perpetual existence.

Annual Report | June 30, 2022	57

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

The potential required sale of portfolio securities, purchase of tendered shares in an Eligible Tender Offer, and/or potential liquidation of the Fund may also have adverse tax consequences for the Fund and shareholders. In addition, the completion of an Eligible Tender Offer may cause disruptions and changes in the Fund’s investment portfolio, increase the proportional burden of the Fund’s expenses on the remaining shareholders, and adversely impact the secondary market trading of such shares.

Investment Style Risk. The Fund is managed by allocating the Fund’s assets to two different strategies, which cause the Fund to underperform funds that do not limit their investments to these two strategies during periods when these strategies underperform other types of investments.

Multi-Manager Risk. The Adviser and the Subadviser’s investment styles may not always be complementary, which could adversely affect the performance of the Fund. The Adviser and the Subadviser may, at any time, take positions that in effect may be opposite of positions taken by each other, incurring brokerage and other transaction costs without accomplishing any net investment results. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher trading costs and tax consequences associated with portfolio turnover that may adversely affect the Fund’s performance. Further, if the Subadviser is not retained, Fund performance will become dependent on the Adviser or a new subadviser successfully implementing the municipal bond income strategy, which might have adverse effect on an investment in the Fund.

Asset Allocation Risk. To the extent that the Adviser’s asset allocation between the Fund’s principal investment strategies may fail to produce the intended result, the Fund’s return may suffer. Additionally, the potentially active asset allocation style of the Fund may lead to changing allocations over time and represent a risk to investors who target fixed asset allocations.

Leverage Risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s net asset value. The leverage costs may be greater than the Fund’s return on the underlying investments made from the proceeds of leverage. The Fund’s leveraging strategy may not be successful. Leverage risk would also apply to the Fund’s investments in Underlying Funds to the extent an Underlying Fund uses leverage. To the extent the Fund uses leverage and invests in Underlying Funds that also use leverage, the risks associated with leverage will be magnified, potentially significantly.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

Potential Conflicts of Interest Risk. The Adviser and the Subadviser each manages and/or advises other investment funds or accounts with the same or similar investment objectives and strategies as the Fund, and, as a result may face conflict of interests regarding the implementation of the Fund’s strategy and allocation between funds and accounts. This may limit the Fund’s ability to take full advantage of the investment opportunity or affect the market price of the investment.

58	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

Each party may also have incentives to favor one account over another due to different fees paid to such accounts. While each party has adopted policies and procedures that address these potential conflicts of interest, there is no guarantee that the policies will be successful in mitigating the conflicts of interest that arise. In addition, the Fund’s use of leverage will increase the amount of the fees paid to the Adviser and Subadviser, creating a financial incentive for the Adviser to leverage the Fund.

Stockholder Activism. The Fund may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and the Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.

Cybersecurity Risk. A cybersecurity breach may disrupt the business operations of the Fund or its service providers. A breach may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Risks Associated with Additional Offerings. There are risks associated with offerings of additional common or preferred shares of the Fund. The voting power of current shareholders will be diluted to the extent that current shareholders do not purchase shares in any future offerings of shares or do not purchase sufficient shares to maintain their percentage interest. In addition, the sale of shares in an offering may have an adverse effect on prices in the secondary market for the Fund’s shares by increasing the number of shares available, which may put downward pressure on the market price of the Fund’s Shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

In the event any additional series of fixed rate preferred shares are issued and such shares are intended to be listed on an exchange, prior application will have been made to list such shares. During an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Fixed rate preferred shares may trade at a premium to or discount from liquidation value.

There are risks associated with an offering of Rights (in addition to the risks discussed herein related to the offering of shares and preferred shares). Shareholders who do not exercise their rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. In addition to the economic dilution described above, if a shareholder does not exercise all of their Rights, the shareholder will incur voting dilution as a result of the Rights offering. This voting dilution will occur because the shareholder will own a smaller proportionate interest in the Fund after the rights offering than prior to the Rights offering.

Annual Report | June 30, 2022	59

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Summary of Updated Information Regarding the Fund	June 30, 2022 (Unaudited)

There is a risk that changes in market conditions may result in the underlying common shares or preferred shares purchasable upon exercise of Rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the Rights. If investors exercise only a portion of the rights, the number of shares issued may be reduced, and the shares may trade at less favorable prices than larger offerings for similar securities. Rights issued by the Fund may be transferable or non-transferable rights.

Secondary Market for the Common Shares. The issuance of shares of the Fund through the Fund’s dividend reinvestment plan (“Plan”) may have an adverse effect on the secondary market for the Fund’s shares. The increase in the number of outstanding shares resulting from the issuances pursuant to the Plan and the discount to the market price at which such shares may be issued, may put downward pressure on the market price for the Common Shares. When the shares are trading at a premium, the Fund may also issue shares that may be sold through private transactions effected on the NYSE or through broker-dealers. The increase in the number of outstanding shares resulting from these offerings may put downward pressure on the market price for such shares.

Anti-Takeover Provisions. Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status, including the adoption of a staggered Board of Directors and the supermajority voting requirements. These provisions could deprive the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares or at NAV.

Portfolio Manager Information

There have been no changes in the Fund’s portfolio managers or background since the prior disclosure date.

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

60	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Directors and Officers	June 30, 2022 (Unaudited)

The following table provides information regarding each Director who is not an “interested person” of the Fund, as defined in the 1940 Act.

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
John K. Carter (1961)	Director	Initial term expires in 2024. Has served since 2022.	Founder, Special Counsel, Law Office of John K. Carter, P.A. (a general practice and corporate law firm) (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to 2015).	11	Carillon Mutual Funds (14 funds) (2016 to present); RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present) (1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present).

Annual Report | June 30, 2022	61

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Directors and Officers	June 30, 2022 (Unaudited)

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
J. Wayne Hutchens (1944)	Director	Current term expires in 2025. Has served since 2022.	Currently retired; Director of AMG National Trust Bank (June 2012 to present); Trustee of Children’s Hospital Colorado (May 2012 to 2020); Trustee of the Denver Museum of Nature and Science (2000 to 2020).	11	ALPS Series Trust (11 funds) (2012 to present); RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2018 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund)(2021 to present).

62	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Directors and Officers	June 30, 2022 (Unaudited)

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
John S. Oakes (1943)	Director	Initial term expires in 2024. Has served since 2022.	Currently retired; Principal, Financial Search and Consulting (a recruiting and consulting firm) 2013 to 2017).	11	RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present) (1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present) (1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund) (2021 to present).

Annual Report | June 30, 2022	63

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Directors and Officers	June 30, 2022 (Unaudited)

INDEPENDENT DIRECTORS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
David M. Swanson (1957)	Director	Current term expires in 2025. Has served since 2022.	Founder & Managing Partner, SwanDog Strategic Marketing (2006 to present).	11	ALPS Variable Investment Trust (7 funds) (2006 to present); RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2018 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund)(2021 to present).

[1]	The mailing address of each Director is 360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.

[2]	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc. and RiverNorth Specialty Finance Corporation.

64	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Directors and Officers	June 30, 2022 (Unaudited)

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the 1940 Act, and each officer of the Fund.

INTERESTED DIRECTORS AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Patrick W. Galley[3] (1975)	Interested Director, Chairman and President	Initial term expires in 2023. Has served since 2022.	Chief Executive Officer, RiverNorth Capital Management, (2020 to present); Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).	11	RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2013 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund)(2021 to present).

Annual Report | June 30, 2022	65

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Directors and Officers	June 30, 2022 (Unaudited)

INTERESTED DIRECTORS AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Jerry R. Raio (1964)[4]	Interested Director	Initial term expires in 2023. Has served since 2022.	President, Arbor Lane Advisors, Inc. (Since 2018); Advisory Board Member of each of FLX Distribution, (2020 to present); Qudos Technologies (2019 to present); Quantify Crypto (2021 to present); Head of Capital Markets, ClickIPO (2018-2019); Managing Director, Head of Retail Origination, Wells Fargo Securities, LLC (2005 to 2018).	8	RiverNorth Specialty Finance Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2018 to present); RiverNorth Opportunities Fund, Inc. (1 fund)(2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Managed Duration Municipal Income Fund, Inc. (2019 to present)(1 fund); RiverNorth Flexible Municipal Income Fund, Inc. (2020 to present)(1 Fund); RiverNorth Flexible Municipal Income Fund II, Inc. (1 fund)(2021 to present).
Jonathan M. Mohrhardt (1974)	Treasurer and Chief Financial Officer	Indefinite. Has served since 2018.	President, RiverNorth Capital Management, LLC (since 2020); Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present).	N/A	N/A

66	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Directors and Officers	June 30, 2022 (Unaudited)

INTERESTED DIRECTORS AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director[2]	Other Directorships Held by the Director During the Past 5 Years
Marcus L. Collins (1968)	Chief Compliance Officer; Secretary	Indefinite. Has served since 2018.	General Counsel, RiverNorth Capital Management, LLC (2012 to present); Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	N/A

1	The mailing address of each Director and officer, unless otherwise noted, is 360 S. Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.

2	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc. and RiverNorth Specialty Finance Corporation.

3	Patrick W. Galley is considered an “Interested” Director as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Fund and Chief Executive Officer and Chief Investment Officer of the Fund’s investment adviser.

4	Jerry R. Raio is considered an “Interested” Director as defined in the Investment Company Act of 1940, as amended, because of his current position as a director of FLX Distribution, which the Adviser is an investor in and Mr. Galley is a Director of; and because of his prior position as Managing Director – Head of Retail Origination at Wells Fargo, which had previously served as a broker and principal underwriter for certain funds advised by the Adviser.

The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling (toll-free) 1-888-848-7569.

Annual Report | June 30, 2022	67

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Additional Information	June 30, 2022 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available without charge upon request by (1) calling the Fund at (888) 848-7569 and (2) from Form N-PX filed by the Fund with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of the fiscal year on Part F of Form N-PORT. The Fund’s first and third fiscal quarters end on September 30 and March 31. The Form N-PORT must be filed within 60 days of the end of the quarter. The Fund’s Forms N-PORT filing are available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at 1-888-848-7569.

68	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Consideration and Approval of Advisory and Sub-Advisory Agreements	June 30, 2022 (Unaudited)

At the Fund’s organizational meeting (the “Meeting”) of the Board held on November 10, 2021 and called expressly for that purpose, the Board, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act (the “Independent Directors”)), considered the approval of the advisory agreement (the “Advisory Agreement”) between RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”) and the Fund as well as the sub-advisory agreement (the “Sub-Advisory Agreement”) between RiverNorth and MacKay Shields LLC (“MacKay” or the “Sub-Adviser”), with respect to the Fund.1 The Board was assisted by independent counsel throughout the approval process. The Board received and reviewed materials specifically concerning the approval of the Advisory and Sub-Advisory Agreements provided by RiverNorth and MacKay, respectively (the “Meeting Materials”), as requested by the Independent Directors, as well as a memorandum from legal counsel detailing the Directors’ responsibilities in the approval process. The Board considered the below factors, among others, in reaching its determination to approve the Advisory Agreement and Sub-Advisory Agreement. The Board did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreement and Sub-Advisory Agreement, nor are the items described herein all-encompassing of the matters considered by the Board.

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by RiverNorth to the Fund under the Advisory Agreement and the sub-advisory services proposed to be provided by MacKay to the Fund under the Sub-Advisory Agreement. The Board recognized that RiverNorth and MacKay each served in similar roles to that of the Fund for other closed-end funds which operated using a similar strategy to the Fund.

The Directors reviewed the Adviser’s Form ADV, which was included in the Meeting Materials and which provided details regarding the experience of each of the Adviser’s personnel. The Adviser also provided additional information regarding its experience managing other investment accounts. The Board considered the Fund’s investment objective and policies, and the types of investments to be made. The Board also reviewed the qualifications of the portfolio managers, and other key personnel who would provide the investment advisory and sub-advisory services to the Fund. The Board determined that the portfolio managers and key personnel were well qualified by education and experience to perform their services in an efficient and professional manner. The Board also took into account RiverNorth’s and MacKay’s investment advisory services to be rendered to the Fund, including the manner in which investment decisions are to be made and executed. Further, the Board considered RiverNorth’s and MacKay’s experience working with other registered investment companies, including other closed-end funds in the same fund complex as the Fund.

The Board noted that the Fund would be new and therefore has no performance history, but considered the fact that each of the other closed-end funds managed by RiverNorth and MacKay, which operated using a similar strategy to the Fund, had shown strong performance since inception. The Board considered the performance of other RiverNorth managed registered investment companies across the industry, noting that several of the RiverNorth managed funds outperformed their benchmark indices and categories. With regard to MacKay, the Board noted that Mackay was also a sub-advisor to other registered investment companies outside of the Fund (including the Muni Funds) utilizing a similar strategies as the Fund.

[1]	Pursuant to relief granted by the U.S. Securities and Exchange Commission (the “SEC”) in light of the COVID-19 pandemic (the “Relief”) and a determination by the Board that reliance on the Relief was appropriate due to circumstances related to the current and potential effects of COVID-19, the Meeting was held telephonically.

Annual Report | June 30, 2022	69

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Consideration and Approval of Advisory and Sub-Advisory Agreements	June 30, 2022 (Unaudited)

The Board concluded that the overall quality of the advisory services to be provided by RiverNorth and sub-advisory services to be provided by MacKay was expected to be satisfactory.

Fees and Expenses

The Board reviewed the advisory fee rates and expected total expense ratio of the Fund compared to a peer group of recently organized closed-end funds identified by FUSE Research Network, LLC. The Board also reviewed the Fund’s anticipated fees and expenses in relation to the other closed-end funds managed by RiverNorth and MacKay, which operated using a similar strategy to the Fund as well as fees and expenses relative to their respective peer groups and compared to the advisory fees charged to other comparative investment vehicles and accounts managed by RiverNorth. The Directors noted that the contractual unitary fee of 1.40% of the Fund’s managed assets would be the second highest of the peer group. However, the Board noted the significant differences in the strategies and the fee structures of the funds in the peer group as compared to the Fund limited the comparability. The Board considered the fact that many of the peer funds had significantly higher asset levels allowing them to realize economies of scale not expected to be available to the Fund. It was also noted that RiverNorth would be paying MacKay a portion of the management fee for its services as sub-adviser, in addition to that of the Fund’s other expenses. Further, the Board noted that the Fund’s aggregate expense ratio was in the range of the peer group. With regard to the advisory fees charged to other investment companies and accounts managed by RiverNorth, the Directors noted that the differences between the Fund’s unitary fee and the contractual management fee paid by a majority of the other funds managed by RiverNorth made a direct comparison difficult.

In conclusion, the Board agreed that, while the advisory fees were higher in respect to its peers, in light of the services proposed to be provided to the Fund, the unitary nature of the fee, and the experience and expertise of the Adviser and MacKay, the proposed fees were not unreasonable.

Breakpoints and Economies of Scale

The Board reviewed the structure of the investment advisory fees, noting that the Fund was new, and therefore RiverNorth could not determine when or if economies of scale may be achieved. Further, the Directors agreed that the Fund’s closed-end structure prevented the likelihood of significant economies of scale being reached.

Profitability of RiverNorth and MacKay (and Affiliates)

The Board reviewed a profitability analysis prepared by RiverNorth and MacKay with respect to the management of other closed-end funds managed by RiverNorth and MacKay, which was expected to be similar for the Fund. The Board noted that the analysis showed that the firms expected to earn a modest, but not excessive profit margin with respect to their management of the Fund. Further, in total, the Board noted that the Fund was not expected to be immediately profitable for RiverNorth, noting that the firm was anticipating approximately several years to pass before the Fund is profitable. The Directors also noted the limited life of the Fund limited each firm’s overall profitability potential.

70	(888) 848-7569 | www.rivernorth.com

RiverNorth Managed Duration Municipal Income Fund II, Inc.

Consideration and Approval of Advisory and Sub-Advisory Agreements	June 30, 2022 (Unaudited)

General Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its independent counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Advisory Agreement and Sub-Advisory Agreement.

Annual Report | June 30, 2022	71

Board of Directors

Patrick W. Galley, CFA, Chairman

John K. Carter

John S. Oakes

J. Wayne Hutchens

David M. Swanson

Jerry R. Raio

Investment Adviser

RiverNorth Capital Management, LLC

Sub Adviser

MacKay Shields LLC

Fund Administrator

ALPS Fund Services, Inc.

Transfer Agent and

Dividend Disbursing Agent

DST Systems, Inc.

Custodian

State Street Bank and Trust Company

Independent Registered

Public Accounting Firm

Cohen & Company, Ltd.

RiverNorth Capital Management, LLC

360 South Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate ALPS Distributors, Inc., a FINRA member.

This report is provided for the general information of the shareholders of the

RiverNorth Managed Duration Municipal Income Fund II, Inc. This report is not intended for distribution to prospective investors in the Fund,

unless preceded or accompanied by an effective prospectus.

(b)	Not Applicable.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics referenced in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated J. Wayne Hutchens as the Registrant’s “audit committee financial expert.” Mr. Hutchens is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal year ended June 30, 2022 the aggregate fees billed for professional services rendered by Cohen & Company, Ltd. (“Cohen”) for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $27,500.

(b)	Audit-Related Fees: For the registrant’s fiscal year ended June 30, 2022, the aggregate fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0.

(c)	Tax Fees: For the registrant’s fiscal year ended June 30, 2022, the aggregate fees billed for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $6,000. This fee is comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)	All Other Fees: For the registrant’s fiscal year ended June 30, 2022, the aggregate fees billed for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal year ended June 30, 2022 were $0. For the fiscal year ended June 30, 2022, Cohen did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

J. Wayne Hutchens, Chairman

John K. Carter

John S. Oakes

David M. Swanson

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 13(c), is a copy of the policies and procedures of the Registrant.

Below is a description of the proxy voting policy and procedures of the subadviser:

The Manager has delegated proxy-voting authority to the Fund(s)’ subadvisor, MacKay Shields. MacKay Shields has adopted Proxy-Voting Policies and Procedures designed to make sure that where clients have delegated proxy-voting authority to MacKay Shields, proxies are voted in the best interest of such clients without regard to the interests of MacKay Shields or related parties. MacKay Shields currently uses Institutional Shareholder Services, Inc. (“ISS”) to assist in voting client securities. For purposes of the Policy, the "best interests of clients" means, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. MacKay Shields has adopted standard proxy voting guidelines, which follow ISS voting recommendations and standard guidelines will vary based on client type and/or investment strategy (e.g., union or non-union voting guidelines, or sustainability voting guidelines).

For those clients who have given us voting authority, we instruct the client’s custodian to send all ballots to ISS and we instruct ISS which guidelines to follow. MacKay Shields votes proxies in accordance with the applicable standard voting guidelines unless MacKay Shields agrees with the client to apply custom guidelines. ISS researches each proxy issue and provides a recommendation to MacKay Shields on how to vote based on such research and its application of the research to the applicable voting guidelines. ISS casts votes in accordance with its recommendation unless a portfolio manager believes that it is in the best interests of the client(s) to vote otherwise. To override a proxy recommendation, a portfolio manager must submit a written override request to the Legal and/or Compliance Department. MacKay Shields has procedures in place to review each such override request for potential material conflicts of interest between clients and MacKay Shields. MacKay Shields will memorialize the basis for any decision to override a recommendation or to abstain from voting, including the resolution of any conflicts of interest.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers

RiverNorth Capital Management LLC (the “Adviser”)

Patrick W. Galley, CFA is a co-portfolio manager of the Tactical Municipal Closed-End Fund Strategy for the Fund. Mr. Galley is the Chief Investment Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of the RiverNorth Funds, a mutual fund complex for which RiverNorth serves as the investment adviser. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA is a co-portfolio manager of the Tactical Municipal Closed-End Fund Strategy for the Fund. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes at RiverNorth. Prior to joining RiverNorth Capital in 2007, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

MacKay Shields LLC (the “Subadviser”)

Robert DiMella, CFA is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. DiMella is an Executive Director of the Subadviser and a Co-Head of MacKay Municipal Managers. Robert joined MacKay Shields in July 2009 when the firm acquired the assets of Mariner Municipal Managers LLC. He was the President and co-founder of Mariner Municipal Managers from 2007 to 2009. He has been a municipal portfolio manager since 1992, with a broad range of trading and portfolio management experience in the municipal markets. Robert was a Managing Director and Co-Head of BlackRock’s Municipal Portfolio Management Group (from 2006 to 2007). Prior to BlackRock’s merger with Merrill Lynch Investment Managers, he served as a Senior Portfolio Manager and Managing Director of the Municipal Products Group. He was employed by Merrill Lynch from 1993 to 2006. Robert is a member of the firm’s Senior Leadership Team. He earned his Master’s degree at Rutgers University Business School and an undergraduate degree at the University of Connecticut. He is a CFA Charterholder.

John Loffredo, CFA is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Loffredo is an Executive Managing Director of the Subadviser and a Co-Head of MacKay Municipal Managers. John joined MacKay Shields in July 2009 when the firm acquired the assets of Mariner Municipal Managers LLC. He was the Chairman and co-founder of Mariner Municipal Managers from 2007 to 2009. He has been a municipal portfolio manager and/or municipal analyst since 1990, with a broad range of portfolio management and analytic experience in the municipal markets. John was a Managing Director and Co-Head of BlackRock’s Municipal Portfolio Management Group (from 2006 to 2007). Prior to BlackRock’s merger with Merrill Lynch Investment Managers (MLIM), he served as Chief Investment Officer of the Municipal Products Group. He was employed by Merrill Lynch from 1990 to 2006. Before Merrill Lynch, he worked for the City of Boston Treasury Department. John is a member of the firm’s Senior Leadership Team. He graduated with an MBA and Certificate of Public Management from Boston University and with a Bachelors degree in Finance, cum laude, from Utah State University where he was a Harry S. Truman Scholar. He is a CFA Charterholder.

Michael Petty is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Petty is a Senior Managing Director of the Subadviser. Mike joined MacKay Shields in July 2009. Before joining the firm he was a Portfolio Manager for Mariner Municipal Managers. He has been a municipal bond portfolio manager since 1992, and has worked in the municipal products market since 1985. Mike has a broad array of trading, portfolio management, and sales experience. Prior to joining Mariner Municipal Managers, he was a Senior Portfolio Manager at Dreyfus Corporation from 1997 to 2009. From 1992 to 1997, he served as a Portfolio Manager for Merrill Lynch Investment Managers. Mike graduated from Hobart College with a B.S. in Mathematics and Economics.

Scott Sprauer is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Sprauer is a Senior Managing Director of the Subadviser. Scott joined MacKay Shields in 2009. Before joining the firm he was Head Trader, Fixed Income, at Financial Guaranty Insurance Company. Scott was previously with Dreyfus Corporation and Merrill Lynch Investment Managers as a Municipal Bond Portfolio Manager/Trader. He has a BSBA from Villanova University. Scott has been in the investment management industry since 1991.

David Dowden is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Dowden is a Managing Director of the Subadviser. David joined MacKay Shields in 2009. Before joining the firm he was Chief Investment Officer at Financial Guaranty Insurance Company. David was previously with Alliance Capital Management as a Senior Portfolio Manager and at Merrill Lynch & Co. as a Municipal Strategist. David has an AB from Brown University and an MBA from Columbia University. He has been in the investment management industry since 1989.

Robert Burke is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Burke is a Managing Director of the Subadviser. Bob joined MacKay Shields in July 2017. Before joining the firm, Bob held various leadership roles in Capital Markets over the last 30 years, spending the majority of his time in the Municipal Markets. In his last role working for Bank of America Merrill Lynch, he managed the Global Futures, Derivative Clearing, and Foreign Exchange Prime Brokerage businesses for the Bank. Prior to that, Bob ran Credit Hedge Fund Sales, the group that was responsible for marketing credit & interest rate derivatives, as well as CLOs and structured products to institutional investors. He also worked in the firm’s private equity group, raising capital for LBO and venture capital funds. Bob started his career at BofA Merrill Lynch in the municipal bond department covering insurance, hedge fund, and asset management clients. Bob holds a Masters of Business Administration from the Gabelli School at Fordham University, and a Bachelor of Arts with High Honors in Economics from Colgate University. He is a CFA Charterholder.

John Lawlor is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Lawlor is a Managing Director of the Subadviser. John joined MacKay Shields in 2016. Before joining the firm he was Vice President Equity Sales at Deutsche Bank and was previously at Bank of America Merrill Lynch. From 1997-2011, he was a senior trader on the floor of the New York Stock Exchange. John has a broad and diverse set of skills in sales, trading, and electronic trading platforms. He earned a Bachelor’s degree in Finance from Lehigh University. John graduated college in 1997. He has been in the financial services industry since 1997.

Michael Denlinger, CFA is a co-portfolio manager of the Municipal Bond Income Strategy for the Fund. Mr. Denlinger is a Director of the Subadviser. Michael joined MacKay Shields in 2019. Before joining the firm he was an institutional municipal credit trader at Bank of America Merrill Lynch with a primary focus on taxable and healthcare securities. Prior to trading credit, he was a high grade municipal trader. Michael earned a Bachelor’s degree in Economics from Johns Hopkins University in 2014. He is a CFA Charterholder. He has been in the financial services industry since 2014.

(a)(2)	As of June 30, 2022, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Number of Other Accounts Managed and Assets by Account Type As of June 30, 2022
Portfolio Manager	Registered Investment Companies (other than the Fund)	Registered Investment Companies Subject to Performance-Based Advisory Fees	Other Pooled Investment Vehicles	Other Pooled Investment Vehicles Subject to Performance-Based Advisory Fees	Other Accounts	Other Accounts Subject to Performance-Based Advisory Fees
Patrick W. Galley	12 $4.1 Billion	0 $0	4 $929 Million	4 $929 Million	4 $81.46 Million	4 $81.46 Million
Stephen O’Neill	10 $4 Billion	0 $0	4 $929 Million	4 $929 Million	4 $81.46 Million	4 $81.46 Million
Robert DiMella	17 $29,751,979,212	0 $0	9 $10,877,953,708	2 $756,264,877	80 $24,722,470,407	2 $608,620,276
John Loffredo	15 $26,961,646,067	0 $0	9 $10,877,953,708	2 $756,264,877	80 $24,722,470,407	2 $608,620,276
Michael Petty	18 $27,602,739,873	0 $0	9 $10,877,953,708	2 $756,264,877	80 $24,722,470,407	2 $608,620,276
Scott Sprauer	17 $26,491,821,341	0 $0	9 $10,877,953,708	2 $756,264,877	80 $24,722,470,407	2 $608,620,276
David Dowden	18 $30,255,419,300	0 $0	9 $10,877,953,708	2 $756,264,877	80 $24,722,470,407	2 $608,620,276
Robert Burke	7 $5,085,002,725	0 $0	9 $10,877,953,708	2 $756,264,877	80 $24,722,470,407	2 $608,620,276
John Lawlor	13 $8,254,751,604	0 $0	9 $10,877,953,708	2 $756,264,877	80 $24,722,470,407	2 $608,620,276
Michael Denlinger	14 $18,527,968,158	0 $0	9 $10,877,953,708	2 $756,264,877	80 $24,722,470,407	2 $608,620,276

(a)(3)	Compensation of Portfolio Managers and Material Conflicts of Interest

Adviser Compensation

Mr. Galley’s and Mr. O’Neill’s total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The amounts paid to Mr. Galley and Mr. O’Neill are based on a percentage of the fees earned by the Adviser from managing the Fund and other investment accounts. The performance bonus reflects individual performance of the funds managed by the portfolio managers and the performance of the Adviser’s business as a whole. Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of the Adviser.

Subadviser Compensation

Salaries are set by reference to a range of factors, taking into account each individual’s seniority and responsibilities and the market rate of pay for the relevant position. Annual salaries are set at competitive levels to attract and maintain the best professional talent. Variable or incentive compensation, both cash bonus and deferred awards, are a significant component of total compensation for portfolio managers at MacKay Shields. Incentive compensation received by portfolio managers is generally based on both quantitative and qualitative factors. The quantitative factors include, but are not limited to: (i) investment performance; (ii) assets under management; (iii) revenues and profitability; and (iv) industry benchmarks. The qualitative factors may include, among others: leadership, adherence to the firm’s policies and procedures, and contribution to the firm’s goals and objectives.

MacKay Shields maintains a mandatory phantom equity plan for those employees who qualify whereby awards vest and pay out after several years, to attract, retain, motivate and reward key personnel. Portfolio managers that participate in the phantom equity plan share in the results and success of the firm as the value of award tracks the operating revenue and operating profit of Mackay Shields. This approach helps to instill a strong sense of commitment towards the overall success of the firm. MacKay Shields maintains an employee benefit program, including health and non-health insurance and a 401(k) defined contribution plan for all of its employees regardless of their job title, responsibilities or seniority.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts, among others:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same or similar investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser or Subadviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest. Although a portfolio manager generally does not trade securities in his or her own personal account, the Adviser, the Subadviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Fund) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser or Subadviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or Subadviser or result in the Adviser or Subadviser receiving material, non-public information, or the Adviser or Subadviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser or Subadviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser and Subadviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser or Subadviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

The Adviser and Subadviser have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

The Underlying Funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliates.

Subadviser Conflicts:

MacKay Shields LLC

MacKay Shields does not favor the interest of one client over another and it has adopted a Trade Allocation Policy designed so that all client accounts will be treated fairly and no one client account will receive, over time, preferential treatment over another.

We maintain investment teams with their own distinct investment process that operate independent of each other when making portfolio management decisions. Certain investment teams consist of Portfolio Managers, Research Analysts, and Traders, while certain other investment teams share Research Analysts and/or Traders. MacKay Shields’ investment teams may compete with each other for the same investment opportunities and/or take contrary positions. At times, two or more of MacKay Shields’ investment teams may jointly manage the assets of a single client portfolio (“Crossover Mandate”). In such instances, the asset allocation decisions will be discussed amongst the various investment teams, but the day-to-day investment decision-making process will typically be made independently by each team for the portion of the Crossover Mandate that team is responsible for managing. Orders within an investment team will typically be aggregated or bunched to reduce the costs of the transactions. Orders are typically not aggregated across investment teams even though there may be orders by separate investment teams to execute the same instrument on the same trading day; provided, however, that orders for the same instrument are typically aggregated across investment teams that are supported by a shared trading desk.

MacKay Shields’ clients have held, and it is expected that in the future they will at times hold, different segments of the capital structure of the same issuer that have different priorities. These investments create conflicts of interest, particularly because MacKay Shields can take certain actions for clients that can have an adverse effect on other clients. For example, certain MacKay Shields clients may hold instruments that are senior or subordinated relative to instruments of the same issuer held by other clients, and any action that the portfolio managers were to take on behalf of the issuer’s senior instrument, for instance, could have an adverse effect on the issuer’s junior instrument held by other clients, and vice versa, particularly in distressed or default situations. To the extent MacKay Shields or any of its employees were to serve on a formal or informal creditor or similar committee on behalf of a client, such conflicts of interest may be exacerbated.

MacKay Shields engages in transactions and investment strategies for certain clients that differ from the transactions and strategies executed on behalf of other clients, including clients that have retained the services of the same investment team. MacKay Shields may make investments for certain clients that they conclude are inappropriate for other clients. For instance, clients within one investment strategy may take short positions in the debt or equity instruments of certain issuers, while at the same time those instruments or other instruments of that issuer are acquired or held long by clients in another investment strategy, or within the same strategy, and vice versa.

Additionally, MacKay Shields’ investment strategies are available through a variety of investment products, including, without limitation, separately managed accounts, private funds, mutual funds and ETFs. Given the different structures of these products, certain clients are subject to terms and conditions that are materially different or more advantageous than available under different products. For example, mutual funds offer investors the ability to redeem from the fund daily, while private funds offer less frequent liquidity. Similarly a client with a separately managed account may have more transparency regarding the positions held in its account than would be available to an investor in a collective investment vehicle. Further, separately managed account clients have the ability to terminate their investment management agreement with little or no notice (subject to the terms of the investment advisory agreement or similar agreement).

As a result of these differing liquidity and other terms, MacKay Shields may acquire and/or dispose of investments for a client either prior to or subsequent to the acquisition and/or disposition of the same or similar securities held by another client. In certain circumstances, purchases or sales of securities by one client could adversely affect the value of the same securities held in another client’s portfolio. In addition, MacKay Shields has caused, and expects in the future to cause, certain clients to invest in opportunities with different levels of concentration or on different terms than that to which other clients invest in the same securities. These differences in terms and concentration could lead to different investment outcomes among clients investing in the same securities. MacKay Shields seeks to tailor its investment advisory services to meet each client’s investment objective, constraints and investment guidelines and MacKay Shields’ judgments with respect to a particular client will at times differ from its judgments for other clients, even when such clients pursue similar investment strategies.

MacKay Shields permits its personnel, including portfolio managers and other investment personnel, to engage in personal securities transactions, including buying or selling securities that it has recommended to, or purchased or sold on behalf of, clients. These transactions raise potential conflicts of interest, including when they involve securities owned or considered for purchase or sale by or on behalf of a client account. MacKay Shields has adopted a Code of Ethics to assist and guide the portfolio managers and other investment personnel when faced with a conflict. MacKay Shields’ services to each client are not exclusive. The nature of managing accounts for multiple clients creates a conflict of interest with regard to time available to serve clients. MacKay Shields and its portfolio managers will devote as much of their time to the activities of each client as they deem necessary and appropriate. Although MacKay Shields strives to identify and mitigate all conflicts of interest, and seeks to treat its clients in a fair and reasonable manner consistent with its fiduciary duties, there may be times when conflicts of interest are not resolved in a manner favorable to a specific client.

Additional material conflicts of interest are presented within Part 2A of MacKay Shields’ Form ADV.

(a)(4)	Portfolio Manager Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the portfolio managers of the Fund as of June 30, 2022.

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund
Patrick W. Galley	$100,001-$500,000
Stephen A. O’Neill	$50,001 - $100,000
Robert DiMella	$100,001-$500,000
John Loffredo	$0
Michael Petty	$0
Scott Sprauer	$50,001 - $100,000
David Dowden	$10,001-$50,000
Robert Burke	$0
John Lawlor	$0
Michael Denlinger	$10,001-$50,000

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable, due to no such purchases occurring during the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(c)	The Proxy Voting Policies and Procedures are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	RiverNorth Managed Duration Municipal Income Fund II, Inc.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	September 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	September 8, 2022

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt
Title:	Treasurer and Chief Financial Officer

Date:	September 8, 2022